UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21712

Clough Global Equity Fund
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Abigail J. Murray, Secretary
Clough Global Equity Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:   October 31

Date of reporting period: November 1, 2015 – October 31, 2016

Item 1. Reports to Stockholders.

Clough Capital Partners L.P.

Boston • Hong Kong

# ANNUAL REPORT

October 31, 2016

Section 19(b) Disclosure

October 31, 2016 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, Clough Global Dividend and Income Fund currently distributes $0.1032 per share on a monthly basis, Clough Global Equity Fund currently distributes $0.0989 per share on a monthly basis and Clough Global Opportunities Fund currently distributes $0.0860 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of each Fund’s Board. Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate each Fund’s Plan without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter	2
Portfolio Allocation
Clough Global Dividend and Income Fund	7
Global Equity Fund	8
Global Opportunities Fund	9
Statement of Investments
Clough Global Dividend and Income Fund	10
Global Equity Fund	15
Global Opportunities Fund	20
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Statements of Cash Flows	32
Financial Highlights
Clough Global Dividend and Income Fund	33
Global Equity Fund	34
Global Opportunities Fund	35
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	53
Dividend Reinvestment Plan	54
Additional Information
Fund Proxy Voting Policies & Procedures	55
Portfolio Holdings	55
Notice	55
Shareholder Meeting	55
Section 19(A) Notices	55
Tax Designations	56
Trustees & Officers	57
Privacy Policy	61

Clough Global Funds	Shareholder Letter

October 31, 2016 (Unaudited)

To Our Investors:

Annual Results

Clough Global Dividend and Income Fund (GLV)
During the year ended October 31, 2016, the Clough Global Dividend and Income Fund’s total return, assuming reinvestment of all distributions, was -1.14% based on the net asset value and -4.14% based on the market price of the Fund. The S&P 500 and the Blended Index (50% Barclays U.S. Aggregate Index, 50% MSCI World Index) returned 4.51% and 3.22% respectively over the same period. During the year ended October 31, 2016, the Fund paid $1.39 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 10.66%.

Clough Global Equity Fund (GLQ)
During the year ended October 31, 2016, the Clough Global Equity Fund’s total return, assuming reinvestment of all distributions, was -5.36% based on the net asset value and -6.90% based on the market price of the Fund. The S&P 500 and the MSCI World Index returned 4.51% and 1.79% respectively over the same period. During the year ended October 31, 2016, the Fund paid $1.33 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 11.10%.

Clough Global Opportunities Fund (GLO)
During the year ended October 31, 2016, the Clough Global Opportunities Fund’s total return, assuming reinvestment of all distributions, was  -3.48% based on the net asset value and -9.49% based on the market price of the Fund. The S&P 500 and the Blended Index (25% Barclays U.S. Aggregate Index, 75% MSCI World Index) returned 4.51% and 2.54% respectively over the same period. During the year ended October 31, 2016, the Fund paid $1.16 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 11.42%.

Final Thoughts for Fiscal Year 2016
While most of this letter will be focused on the most recent quarter and our thoughts for 2017, we did want to give some final thoughts on fiscal 2016 top and bottom performers as well as some expense-saving initiatives started in all three funds.

The top contributors to the funds for the year ending October 31, 2016 came from fixed income, information technology, energy, and high-dividend specialty finance. Long-dated 30 year Treasury and corporate bonds, Nintendo, Facebook, WPX Energy, and American Capital Agency were some of the top performing names. Financials and healthcare led the detractors. While we were frustrated by these two sectors, the unexpected election of Donald J. Trump could potentially provide a significant tailwind. We will further expand our thoughts here later in the letter.

During the course of the year, all three funds have made steps to shrink the gross asset exposure as well as reducing  leverage. The net benefits of the restructuring of the funds will be a meaningful reduction in expenses to our shareholders. Lower leverage will reduce interest expense. A smaller short book and gross exposure will lower expenses from borrowing securities as well as management and administrative expenses.

Positive Contributors and Negative Contributors in the Fourth Quarter
The funds’ top contributors were in energy, technology, and high dividend paying specialty finance names. We are encouraged by the strength of our bank holdings. The market suddenly discovered them because of the belief that fiscal stimulus will steepen the yield curve, and it has modestly. However, we think there is more to the story than that. We believe the major U.S. large banks are becoming ever more valuable franchises as their credit card and consumer banking operations become more dominant competitively. They continue to add to excess reserves and we still think the large banks will be viewed as capital return vehicles in coming years.

Business Development Companies (BDCs) are Real Estate Investment Trust (REIT)-like structures that lend to middle market companies in the U.S. Companies like Ares Capital (ARCC) trade at a discount to book value despite paying a double-digit dividend and a long-term track record of superior issuers of credit. Ares’ assets, the loans that it originates, are Libor-based and benefit from a rise in rates off the zero bound. We believe that Ares can trade back to a premium-to-book value in addition to paying the double digit dividend. We view quality BDCs as a very attractive alternative to high yield Exchange-Traded Funds (ETFs) that do not trade at a meaningful discount and only yield roughly 5.5%.

The top individual detractors were 30 year U.S. Treasuries and Community Health Systems. We had been reducing our long Treasury positions prior to the election and we sold off a majority of our long duration Treasury positions on Donald Trump’s win. It is not because we think the long term bond bull market is over. Debt-to-GDP ratios are still too high for that and we think any rise in interest rates will quickly result in debt servicing issues. However, many investors with leveraged bond positions may be forced into selling, and we expect the volatility that would cause will allow us to reestablish the position in future months at better prices.

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter

October 31, 2016 (Unaudited)

We understand the strength in employment but that will likely slow with the front-end of the economy so weak. M21 velocity is still declining year-on-year at the fastest rate since 1937 and investment is still falling. Balance sheets are still heavy. If the Fed raises the fed funds rate in December, we think yields at the long end of the Treasury curve could easily fall since that will have deflationary consequences.

Community Health Systems, a hospital chain, was held because we thought the stock had declined enough to offer good value. We anticipated a turnaround in operations as formerly merged acquisitions were restructured and sold off to reduce debt. However, earnings continued to disappoint and we have eliminated the position.

Looking Ahead
Obviously we started 2016 on a difficult foot with the collapse in financial stocks early in the year, but that strategy is now working. The stocks of U.S. global banks are rising while those of European banks and U.S. subprime lenders—where we hold shorts—are not so strong.

We still believe energy should be a source of investments as new crude supplies are limited and the only incremental production has to come from the U.S. Permian Basin and other North American shale reserves. We have further focused our long book on Permian producers.

In healthcare, price-to-earnings multiples for some of our major biotech and drug holdings, which currently include Bristol-Myers Squibb, Celgene Corporation, and  Biogen, Inc. among others, average 10x earnings. A form of government price regulation may be coming, but our sense is that companies with a strong research pipeline will likely do well. History shows Health Maintenance Organizations (HMOs) have been successful, as the industry consolidated in a price-controlled environment. We think political concerns are excessive and the stocks offer good value.

China and India are the Two Most Attractive Emerging Markets
Many emerging markets, especially those with negative current accounts and foreign dollar liabilities, fell sharply on the heels of Trump’s victory and the subsequent rise in interest rates. One market was a notable exception, Shanghai, which is where most of China’s domestically-focused companies are listed. Emerging markets are strained for capital, profits are falling and growth is weak. China and India are exceptions to that. We have often argued that Asian consumers represent the only growth story on the planet. If their spending patterns are insulated from the debt concerns which dominate investor perceptions, there is a long-term investment story there. Albeit selectively, we are invested in China for several reasons. First, more Chinese consumers are reaching the point where disposable incomes are accelerating: China’s consumers are beginning to spend again and discretionary purchases are rising rapidly. Passenger vehicle sales reached 20% year-over-year after rising every month this year. Second, investment is moving away from capital destroying steel, coal and real estate projects to focus on private investment in Chinese needs for pollution  control and healthcare. One services sector measure, China’s Caixin/Markit purchasing manager’s index (PMI), rose from 52.0 in September  to  52.4  in  October  according  to  13D  Research.  Thirdly,  interest  rates  are  falling  in  China  and  its  domestic  consumer  stocks  are responding.

Our view remains that the threat of a credit collapse in China is mitigated by the fact that the bulk of Chinese debt is lent by state-owned banks to state-owned enterprises and local governments and, of course, is totally denominated in yuan, a currency whose supply the government controls. We hold a contrary view, that the threat of import tariffs on Chinese exports could ultimately be bullish. We believe it will only accelerate China’s march to a consumer-driven economy. As of October 31, 2016, 2.74% of the total portfolio in GLV, 3.21% of the total portfolio in GLQ, and 3.11% of the total portfolio in GLO were invested in China.

European Banks may be Closer to Recapitalization
The funds still hold short positions in some undercapitalized European banks. Next year voters in the Netherlands, France, Germany, and—if the referendum on state bailout of Italy’s banks fails—Italy will have parliamentary elections and possibly, the election of populist governments. They will have little interest in bailing out the weakest of Europe’s financial institutions. The threat to the shareholders of many Italian and even German banking institutions is that bailouts essentially eliminate shareholder equity.

Homebuilders, So Far a Disappointment, Could Come to Life
We have held a portfolio of homebuilding stocks for some time and they have lagged. Household formations are rising, millennials are having children and housing construction has seriously fallen behind pent up demand. The average age of a private home is the oldest it has been since 1950, according to a Jeffries report. If people are concerned about inflation, houses are the best hedge for the average family. Higher personal income is a positive and credit is finally loosening up. We recently added to these positions.

How Could the Election Affect the Portfolio?
Equities responded positively to the election of Trump and yet, to us, how equities behave longer term obviously depends on the policies he implements. While the promise of fiscal stimulus and tax reduction improves return on capital and is a positive, the threat to free trade has the opposite effect. Tax reduction will increase after-tax income spending, and is a strong positive to equities. Moreover, if policy allows repatriation of the $2-3 trillion stashed abroad, returns on capital may be even higher.

Annual Report | October 31, 2016	3

Clough Global Funds	Shareholder Letter

October 31, 2016 (Unaudited)

Regulatory reform could also remove expensive shackles and is generally a positive for stocks. The effect of infrastructure investment is far less certain. Fiscal policy takes a long time to implement and its effect on capital returns is questionable. Japan’s experience is an excellent example  of that.

Tax reform would likely be a major tailwind for many of our value holdings for a simple reason. The larger, more powerful companies can spend resources to reduce regulatory costs and move operations to more favorable tax regimes. Small companies cannot, and that advantage for large multinationals would be muted in a lower tax world. Meanwhile, a move toward fiscal stimulus would allow the Fed to be less accommodative. If a tighter monetary policy caused U.S. interest rates to rise, the dollar would rise as well and that would also be negative for the earnings of  large multinationals.

The exhibit below gives illustration to the values in the portfolio. It represents a ten year moving average of the ratio of the MSCI World Value to MSCI World Growth Indexes, which stands at the most depressed level in decades. It tends to perform best when that ratio is positive or rising.

Source: Bloomberg as of 11/30/161

So far 2016 has been a difficult year for the value stocks and that is where we are positioned. As you can see from the above exhibit, the kind of investments held in the funds have seldom been cheaper than they are today. Our experience is once value emerges, it tends to be the market leader for years. We treasure our relationship with all of you and we are convinced a value strategy will work in the long run.

If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Robert M. Zdunczyk

[1]	See disclosures page

4	www.cloughglobal.com

Clough Global Funds	Shareholder Letter

October 31, 2016 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the New York Stock Exchange MKT, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the  market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

Free cash flow: a way of looking at a business’s cash flow to see what is available for distribution among all the securities holders of a  corporate entity.

Free cash flow yield: An overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

The S&P 500 Index: Broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks commonly known as the Standard & Poor’s 500® or S&P 500®. Index is unmanaged.

M2 is a measure of the money supply that includes all elements of M1 as well as "near money." M1 includes cash and checking deposits, while near money refers to savings deposits, money market securities, mutual funds and other time deposits. These assets are less liquid than M1 and not as suitable as exchange mediums, but they can be quickly converted into cash or checking deposits.

The MSCI World Value Index is an unmanaged index designed to measure large- and mid-cap securities exhibiting overall value style characteristics across 23 developed market countries.

The MSCI World Growth Index is an unmanaged index designed to measure large- and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Market countries.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS
An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully  before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

Annual Report | October 31, 2016	5

Clough Global Funds	Shareholder Letter

October 31, 2016 (Unaudited)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Ares Capital Corp.	2.63%
2. Microsoft Corp.	2.13%
3. AGNC Investment Corp.	1.96%
4. Cable One, Inc.	1.76%
5. Starwood Property Trust, Inc.	1.62%
6. Bank of America Corp.	1.57%
7. Citigroup, Inc.	1.54%
8. Community Healthcare Trust, Inc.	1.43%
9. EOG Resources, Inc.	1.42%
10. Liberty Broadband Corp. ‐ Class C	1.36%

CLOUGH GLOBAL EQUITY FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Ares Capital Corp.	2.29%
2. Charter Communications, Inc. ‐ Class A	2.23%
3. AGNC Investment Corp.	2.06%
4. Liberty Broadband Corp. ‐ Class C	1.89%
5. Cable One, Inc.	1.83%
6. Starwood Property Trust, Inc.	1.74%
7. ViaSat, Inc.	1.71%
8. Alphabet, Inc. ‐ Class C	1.71%
9. Bank of America Corp.	1.66%
10. Citigroup, Inc.	1.64%

CLOUGH GLOBAL OPPORTUNITIES FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Ares Capital Corp.	2.36%
2. Charter Communications, Inc. ‐ Class A	2.21%
3. AGNC Investment Corp.	2.01%
4. Cable One, Inc.	1.79%
5. Liberty Broadband Corp. ‐ Class C	1.78%
6. Starwood Property Trust, Inc.	1.68%
7. Alphabet, Inc. ‐ Class C	1.64%
8. Bank of America Corp.	1.62%
9. Citigroup, Inc.	1.61%
10. ViaSat, Inc.	1.52%

Holdings are subject to change.
*	Only long positions are listed.

6	www.cloughglobal.com

Clough Global Dividend and Income Fund	Portfolio Allocation

October 31, 2016 (Unaudited)

Asset Allocation*

Common Stock ‐ US	40.06%
Common Stock ‐ Foreign	7.18%
Participation Notes	0.95%
Total Return Swap Contracts	1.60%
Exchange Traded Funds	‐4.62%
Total Equities	45.17%

Corporate Debt	26.72%
Government L/T	22.30%
Asset/Mortgage Backed	4.07%
Preferred Stock	0.81%
Total Fixed Income	53.90%

Short‐Term Investments	1.70%
Other (Foreign Cash)	0.57%
Future	‐1.34%
Warrant	0.00%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure%TNA	Short Exposure%TNA	Gross Exposure%TNA	Net Exposure%TNA

United States	109.59%	‐4.85%	114.44%	104.74%
U.S. Multinationals	19.88%	‐13.97%	33.85%	5.92%
China	3.23%	0.00%	3.23%	3.23%
Japan	2.13%	0.00%	2.13%	2.13%
India	1.90%	0.00%	1.90%	1.90%
Canada	0.92%	0.00%	0.92%	0.92%
Singapore	0.77%	0.00%	0.77%	0.77%
South Korea	0.70%	0.00%	0.70%	0.70%
Taiwan	0.50%	0.00%	0.50%	0.50%
Denmark	0.45%	0.00%	0.45%	0.45%
Ireland	0.31%	0.00%	0.31%	0.31%
United Kingdom	0.70%	‐0.41%	1.11%	0.30%
Switzerland	0.28%	0.00%	0.28%	0.28%
Italy	0.00%	‐0.20%	0.20%	‐0.20%
Finland	0.00%	‐0.69%	0.69%	‐0.69%
Germany	0.00%	‐1.04%	1.04%	‐1.04%
Sweden	0.00%	‐1.07%	1.07%	‐1.07%
TOTAL INVESTMENTS	141.37%	‐22.22%	163.59%	119.15%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.
Global Securities Holdings^

United States	88.60%
U.S. Multinationals†	5.00%
China	2.74%
India	1.60%
Japan	0.83%
South Korea	0.79%
Canada	0.78%
Singapore	0.65%
Taiwan	0.42%
Denmark	0.38%
Other	‐1.79%
TOTAL INVESTMENTS	100.00%

Annual Report | October 31, 2016	7

Clough Global Equity Fund	Portfolio Allocation

October 31, 2016 (Unaudited)

Asset Allocation*

Common Stock ‐ US	49.10%
Common Stock ‐ Foreign	9.92%
Participation Notes	1.03%
Total Return Swap Contracts	2.52%
Exchange Traded Funds	‐4.79%
Total Equities	57.78%

Government L/T	24.84%
Corporate Debt	2.54%
Asset/Mortgage Backed	0.83%
Preferred Stock	0.69%
Total Fixed Income	28.90%

Short‐Term Investments	14.63%
Other (Foreign Cash)	0.60%
Future	‐1.91%
Warrant	0.00%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure%TNA	Short Exposure%TNA	Gross Exposure%TNA	Net Exposure%TNA

United States	112.67%	‐5.71%	118.37%	106.96%
China	3.77%	0.00%	3.77%	3.77%
India	2.96%	0.00%	2.96%	2.96%
Japan	2.49%	0.00%	2.49%	2.49%
U.S. Multinationals	15.81%	‐14.38%	30.20%	1.43%
Switzerland	1.15%	0.00%	1.15%	1.15%
South Korea	1.00%	0.00%	1.00%	1.00%
Singapore	0.79%	0.00%	0.79%	0.79%
Canada	0.51%	0.00%	0.51%	0.51%
Denmark	0.47%	0.00%	0.47%	0.47%
Ireland	0.32%	0.00%	0.32%	0.32%
United Kingdom	0.52%	‐0.42%	0.94%	0.10%
European Union	0.00%	0.00%	0.00%	0.00%
Mexico	0.00%	0.00%	0.00%	0.00%
Italy	0.00%	‐0.21%	0.21%	‐0.21%
Finland	0.00%	‐0.71%	0.71%	‐0.71%
Germany	0.00%	‐1.07%	1.07%	‐1.07%
Sweden	0.00%	‐1.13%	1.13%	‐1.13%
TOTAL INVESTMENTS	142.46%	‐23.64%	166.10%	118.83%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.
Global Securities Holdings^

United States	91.20%
China	3.21%
India	2.52%
U.S. Multinationals†	1.22%
South Korea	1.06%
Switzerland	0.98%
Singapore	0.67%
Japan	0.61%
Canada	0.44%
Denmark	0.40%
Other	‐2.31%
TOTAL INVESTMENTS	100.00%

8	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation

October 31, 2016 (Unaudited)

Asset Allocation*

Common Stock ‐ US	44.34%
Common Stock ‐ Foreign	8.74%
Participation Notes	0.98%
Total Return Swap Contracts	2.48%
Exchange Traded Funds	‐4.71%
Total Equities	51.83%

Government L/T	26.10%
Corporate Debt	18.13%
Asset/Mortgage Backed	3.25%
Preferred Stock	0.56%
Total Fixed Income	48.04%

Short‐Term Investments	1.43%
Other (Foreign Cash)	0.59%
Future	‐1.89%
Warrant	0.00%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure%TNA	Short Exposure%TNA	Gross Exposure%TNA	Net Exposure%TNA

United States	108.46%	‐4.98%	113.44%	103.48%
U.S. Multinationals	20.20%	‐14.28%	34.48%	5.92%
China	3.69%	0.00%	3.69%	3.69%
India	2.94%	0.00%	2.94%	2.94%
Japan	2.47%	0.00%	2.47%	2.47%
Switzerland	1.16%	0.00%	1.16%	1.16%
South Korea	0.99%	0.00%	0.99%	0.99%
Singapore	0.79%	0.00%	0.79%	0.79%
Canada	0.50%	0.00%	0.50%	0.50%
United Kingdom	0.91%	‐0.42%	1.32%	0.49%
Denmark	0.47%	0.00%	0.47%	0.47%
Ireland	0.32%	0.00%	0.32%	0.32%
Italy	0.00%	‐0.21%	0.21%	‐0.21%
Finland	0.00%	‐0.71%	0.71%	‐0.71%
Germany	0.00%	‐1.06%	1.06%	‐1.06%
Sweden	0.00%	‐1.11%	1.11%	‐1.11%
TOTAL INVESTMENTS	142.90%	‐22.77%	165.66%	120.13%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.
Global Securities Holdings^

United States	87.29%
U.S. Multinationals†	4.99%
China	3.11%
India	2.48%
South Korea	1.04%
Switzerland	0.97%
Singapore	0.66%
Japan	0.58%
Canada	0.42%
United Kingdom	0.41%
Other	‐1.95%
TOTAL INVESTMENTS	100.00%

Annual Report | October 31, 2016	9

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2016

	Shares	Value
COMMON STOCKS 70.66%
Consumer Discretionary 11.24%
Cable One, Inc.(a)(b)	5,165	$2,978,862
Charter Communications, Inc. ‐ Class A(a)(b)(c)	6,510	1,626,784
DR Horton, Inc.(a)(b)	70,826	2,041,914
IMAX Corp.(a)(c)	36,600	1,107,150
Lennar Corp. ‐ Class A(a)(b)	41,400	1,725,966
Liberty Broadband Corp. ‐ Class C(a)(b)(c)	34,548	2,302,624
Liberty Ventures ‐ Series A(a)(c)	25,572	1,020,323
PulteGroup, Inc.(a)(b)	74,500	1,385,700
Service Corp. International(a)	40,300	1,031,680
Sony Corp.	27,700	887,763
		16,108,766

Consumer Staples 0.51%
B&G Foods, Inc.(a)	17,300	733,520

Energy 14.44%
Anadarko Petroleum Corp.(a)(b)	21,100	1,254,184
Apache Corp.(a)(b)	24,200	1,439,416
Concho Resources, Inc.(a)(b)(c)	3,500	444,290
Continental Resources, Inc.(c)	4,300	210,313
Devon Energy Corp.(a)(b)	28,600	1,083,654
Energen Corp.(a)(b)	17,400	872,262
EOG Resources, Inc.(a)	26,600	2,405,172
Fairway Energy LP(c)(d)(e)(f)	130,700	1,323,337
Halliburton Co.(a)	15,300	703,800
Helmerich & Payne, Inc.(a)	15,300	965,583
Nabors Industries, Ltd.	101,900	1,212,610
Newfield Exploration Co.(c)	5,400	219,186
Parsley Energy, Inc. ‐ Class A(a)(b)(c)	28,200	927,780
Patterson‐UTI Energy, Inc.(a)	54,900	1,234,152
Pioneer Natural Resources Co.(a)(b)	11,900	2,130,338
Range Resources Corp.(a)	46,800	1,581,372
Sanchez Energy Corp.(a)(c)	30,600	194,922
Southwestern Energy Co.(c)	62,800	652,492
The Williams Cos., Inc.(a)	39,100	1,141,720
WPX Energy, Inc.(a)(b)(c)	64,600	701,556
		20,698,139

Financials 24.92%
AGNC Investment Corp.(a)	165,300	3,315,918
Annaly Capital Management, Inc.(a)(b)	120,700	1,250,452
Ares Capital Corp.(a)	291,600	4,461,480
Bank of America Corp.(a)(b)	160,791	2,653,052
Blackstone Mortgage Trust, Inc. ‐ Class A(a)	50,500	1,525,100
Citigroup, Inc.(a)(b)	53,130	2,611,340
	Shares	Value
Financials (continued)
Community Healthcare Trust, Inc.(a)	108,100	$2,419,278
Credit Acceptance Corp.(a)(b)(c)	2,114	389,187
CYS Investments, Inc.(a)	137,100	1,181,802
Global Medical REIT, Inc.(a)	77,000	750,750
Golub Capital BDC, Inc.(a)	128,400	2,272,680
Hercules Capital, Inc.(a)	97,300	1,333,983
JPMorgan Chase & Co.(a)(b)	12,800	886,528
Ladder Capital Corp.(a)	55,102	698,693
MedEquities Realty Trust, Inc.(a)(c)	121,200	1,404,708
MTGE Investment Corp.(a)	76,800	1,309,440
PennyMac Mortgage Investment Trust(a)	89,714	1,365,447
Solar Capital, Ltd.(a)(b)	47,100	947,652
Solar Senior Capital, Ltd.(a)(b)	60,000	930,000
Starwood Property Trust, Inc.(a)	123,500	2,746,640
Two Harbors Investment Corp.(a)	150,891	1,256,922
		35,711,052

Health Care 4.20%
Actelion, Ltd.	2,789	403,039
Akorn, Inc.(c)	13,900	332,905
Albany Molecular Research, Inc.(a)(b)(c)	43,800	682,842
Allergan PLC(a)(b)(c)	1,040	217,298
Amsurg Corp.(c)	5,700	340,575
Bristol‐Meyers Squibb Co.(a)(b)	12,687	645,895
Cardiome Pharma Corp.(a)(b)(c)	149,200	411,792
Gilead Sciences, Inc.	6,500	478,595
Pfizer, Inc.(a)(b)	16,400	520,044
Puma Biotechnology, Inc.(c)	14,100	540,030
Shire PLC ‐ ADR	2,600	438,464
Sinopharm Group Co., Ltd. ‐ Class H	142,400	693,129
Vertex Pharmaceuticals, Inc.(a)(b)(c)	4,200	318,612
		6,023,220

Industrials 1.05%
Macquarie Infrastructure Corp.(a)(b)	18,300	1,497,123

Information Technology 12.35%
Alibaba Group Holding, Ltd. ‐ Sponsored ADR(a)(b)(c)	10,400	1,057,576
Alphabet, Inc. ‐ Class A(a)(b)(c)	2,050	1,660,295
Alphabet, Inc. ‐ Class C(a)(b)(c)	2,364	1,854,653
Apple, Inc.(a)	19,720	2,239,009
Broadcom, Ltd.	6,505	1,107,671
Crown Castle International Corp.(a)	5,800	527,742
Inventec Corp.	910,000	712,255
Microsoft Corp.(a)(b)	60,100	3,601,192
Monolithic Power Systems, Inc.	7,700	606,837

10	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2016

	Shares	Value
Information Technology (continued)
Nintendo Co., Ltd.	5,300	$1,285,706
Samsung Electronics Co., Ltd.	698	999,801
ViaSat, Inc.(a)(b)(c)	28,949	2,045,536
		17,698,273

Materials 0.45%
Chr Hansen Holding A/S	10,855	650,102

Telecommunication Services 1.50%
China Mobile, Ltd.	111,500	1,277,379
Softbank Group Corp.	13,900	875,062
		2,152,441

TOTAL COMMON STOCKS (Cost $98,638,548)		101,272,636

CLOSED‐END FUNDS 1.94%
Adams Diversified Equity Fund, Inc.(a)(b)	132,430	1,692,455
Avenue Income Credit Strategies Fund	13,800	173,880
Gabelli Equity Trust, Inc.(a)	37,700	199,056
Liberty All‐Star Equity Fund(a)	146,700	720,297
		2,785,688

TOTAL CLOSED‐END FUNDS (Cost $2,661,497)		2,785,688

PARTICIPATION NOTES 1.12%
Consumer Discretionary 0.55%
Zhengzhou Yutong Bus Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/2017(e)	248,050	789,490

Consumer Staples 0.57%
Kweichow Moutai Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(e)	17,417	817,885

TOTAL PARTICIPATION NOTES (Cost $1,424,407)		1,607,375
	Shares	Value
PREFERRED STOCKS 0.96%
Ares Management LP(a) Series A, 7.000%	35,000	$907,550
Hercules Capital, Inc., 6.250%	7,700	197,351

MTGE Investment Corp.(a) Series A, 8.125%	10,640	266,639
		1,371,540
TOTAL PREFERRED STOCKS (Cost $1,339,238)		1,371,540

WARRANTS 0.00%(c)(g)
Atlas Mara, Ltd., Strike price $11.50, Expires 12/17/2017(e)	116,958	1,754

TOTAL WARRANTS (Cost $1,170)		1,754

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 31.59%
American International Group, Inc.
01/15/2055, 4.375% (a)(b)	$1,500,000	1,413,699
Apple, Inc.
02/09/2045, 3.450% (a)(b)	1,000,000	923,622
02/23/2046, 4.650% (a)(b)	1,000,000	1,109,271
Ares Capital Corp.
11/30/2018, 4.875% (a)(b)	1,000,000	1,042,015
01/19/2022, 3.625% (a)	1,000,000	1,000,540
Bank of America Corp.
Series L, 01/15/2019, 2.600%(a)(b)	1,000,000	1,017,152
BankUnited, Inc.
11/17/2025, 4.875% (a)(b)	1,550,000	1,580,118
CalAtlantic Group, Inc.
06/01/2026, 5.250% (a)(b)	1,200,000	1,197,000
Care Capital Properties LP
08/15/2026, 5.125% (a)(e)	1,000,000	993,909
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(a)(b)(h)(i)	1,300,000	1,319,500
Citizens Bank National Association
12/04/2019, 2.450% (a)(b)	1,000,000	1,014,789
Comcast Corp.
07/15/2046, 3.400% (a)(b)	2,000,000	1,852,622
eBay, Inc.
07/15/2042, 4.000% (a)(b)	920,000	813,344
EMC Corp.
06/01/2018, 1.875% (a)	500,000	493,270
06/01/2023, 3.375% (a)(b)	1,000,000	940,928
Exelon Generation Co., LLC
10/01/2017, 6.200% (a)	1,000,000	1,042,725

Annual Report | October 31, 2016	11

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2016

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
First Republic Bank
08/01/2046, 4.375% (a)	$1,000,000	$962,240
Ford Motor Credit Co., LLC
03/12/2019, 2.375% (a)	1,000,000	1,009,155
05/03/2019, 2.021% (a)	1,000,000	999,816
General Motors Co.
04/01/2045, 5.200% (a)	1,000,000	1,024,356
General Motors Financial Co., Inc.
04/10/2018, 2.400% (a)	1,000,000	1,005,848
The Goldman Sachs Group, Inc.
04/25/2019, 2.000%	1,000,000	1,006,253
Healthcare Realty Trust, Inc.
05/01/2025, 3.875% (a)	660,000	673,150
Jackson National Life Global Funding
04/29/2021, 2.250% (a)(e)	1,000,000	1,007,232
Jersey Central Power & Light Co.
06/15/2018, 4.800% (a)(b)	1,000,000	1,038,725
Ladder Capital Finance Holdings LLLP /Ladder Capital Finance Corp.
10/01/2017, 7.375% (a)	1,080,000	1,098,900
08/01/2021, 5.875% (a)(b)(e)	1,000,000	953,750
Liberty Mutual Group, Inc.
08/01/2044, 4.850% (a)(b)(e)	2,015,000	2,093,069
Manufacturers & Traders Trust Co.
12/01/2021, 5.629% (a)(b)(h)	1,750,000	1,723,400
Merck & Co., Inc.
02/10/2045, 3.700% (a)(b)	1,400,000	1,441,810
Microsoft Corp.
08/08/2046, 3.700% (a)	1,000,000	981,976
Omega Healthcare Investors, Inc.
03/15/2024, 5.875% (a)(b)	1,000,000	1,039,385
04/01/2027, 4.500% (a)(b)	1,000,000	999,470
Philip Morris International, Inc.
11/15/2041, 4.375% (a)(b)	1,000,000	1,064,328
08/21/2042, 3.875% (a)	1,000,000	991,434
SunTrust Banks, Inc.
Perpetual Maturity, 5.625% (a)(b)(h)(i)	900,000	929,250
Textron Financial Corp.
02/15/2067, 6.000% (a)(e)(h)	910,000	659,750
The Toronto‐Dominion Bank
08/13/2019, 1.450% (a)	917,000	913,295
Under Armour, Inc.
06/15/2026, 3.250% (a)	2,500,000	2,470,995
Western Digital Corp.
04/01/2024, 10.500% (a)(e)	1,236,000	1,432,215

TOTAL CORPORATE BONDS (Cost $45,316,665)		45,274,306
Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES 4.81%
Government National Mortgage Association ‐ REMICS
Series 2012‐83, Class A,
07/16/2041, 1.368%	$800,269	$786,144
Series 2011‐47, Class C,
02/16/2042, 3.817%(h)	632,601	649,146
Series 2013‐68, Class AC,
02/16/2046, 1.300%	895,884	868,608
Series 2011‐144, Class B,
04/16/2046, 3.291%	1,500,000	1,518,078
Series 2015‐130, Class AB,
08/16/2047, 2.550%	865,568	873,602
Series 2016‐92, Class AB,
04/16/2050, 2.100%	497,708	497,605
Series 2014‐166, Class PJ,
07/16/2051, 2.500%	768,727	789,778
Series 2012‐125, Class AB,
02/16/2053, 2.111%(h)	727,502	713,114
United States Small Business Administration
Series 2008‐20L, Class 1,
12/01/2028, 6.220%	181,689	204,968

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $6,939,771)		6,901,043

GOVERNMENT & AGENCY OBLIGATIONS 26.37%
U.S. Treasury Bonds
08/15/2026, 6.750% (a)	700,000	1,010,761
11/15/2026, 6.500% (a)	1,600,000	2,287,094
08/15/2027, 6.375% (a)	2,000,000	2,878,828
08/15/2029, 6.125% (a)	6,250,000	9,188,113
02/15/2031, 5.375% (a)	5,700,000	8,102,237
U.S. Treasury Notes
05/15/2017, 4.500%	1,300,000	1,327,548
08/15/2017, 4.750% (a)	5,000,000	5,159,960
02/15/2018, 3.500%	2,000,000	2,069,766
05/15/2018, 3.875% (a)	5,500,000	5,762,647

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $37,415,703)		37,786,954

12	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2016

	Shares	Value
SHORT‐TERM INVESTMENTS 2.02%
Money Market Fund 2.02%
BlackRock Liquidity Funds, T‐Fund Portfolio ‐ Institutional Class (0.222% 7‐day yield)	2,889,376	$2,889,376

TOTAL SHORT‐TERM INVESTMENTS (Cost $2,889,376)		2,889,376

Total Investments ‐ 139.47% (Cost $196,626,375)		199,890,672

Liabilities in Excess of Other Assets ‐ (39.47%)(j)		(56,571,566)

NET ASSETS ‐ 100.00%		$143,319,106

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (16.75%)
Consumer Discretionary (0.41%)
Fiat Chrysler Automobiles NV	(79,458)	(581,791)

Consumer Staples (0.75%)
Tyson Foods, Inc. ‐ Class A	(15,100)	(1,069,835)

Energy (3.36%)
Atwood Oceanics, Inc.	(88,800)	(677,544)
Diamond Offshore Drilling, Inc.	(16,000)	(263,840)
Ensco PLC ‐ Class A	(59,400)	(464,508)
National Oilwell Varco, Inc.	(58,600)	(1,881,060)
Noble Corp., PLC	(127,300)	(628,862)
Rowan Cos., PLC ‐ Class A	(40,400)	(536,108)
Transocean, Ltd.	(38,300)	(368,063)
		(4,819,985)

Financials (2.37%)
Ally Financial, Inc.	(41,200)	(744,484)
American Express Co.	(14,500)	(963,090)
Capital One Financial Corp.	(8,300)	(614,532)
Deutsche Bank AG	(54,500)	(784,255)
Intesa Sanpaolo SpA	(125,797)	(291,378)
		(3,397,739)

Health Care (1.78%)
AmerisourceBergen Corp.	(6,300)	(443,016)
Eli Lilly & Co.	(7,500)	(553,800)
Express Scripts Holding Co.	(7,000)	(471,800)
Lannett Co., Inc.	(13,200)	(289,080)
Mallinckrodt PLC	(8,400)	(497,784)
SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
Health Care (continued)
McKesson Corp.	(2,300)	$(292,491)
		(2,547,971)

Industrials (6.17%)
The Boeing Co.	(10,300)	(1,467,029)
Caterpillar, Inc.	(32,300)	(2,695,758)
Deutsche Lufthansa AG	(55,146)	(704,948)
Emerson Electric Co.	(12,600)	(638,568)
Metso OYJ	(37,471)	(983,098)
Sandvik AB	(135,147)	(1,536,688)
United Rentals, Inc.	(10,900)	(824,694)
		(8,850,783)

Information Technology (1.91%)
Accenture PLC ‐ Class A	(8,800)	(1,022,912)
International Business Machines Corp.	(11,200)	(1,721,328)
		(2,744,240)

TOTAL COMMON STOCKS (Proceeds $25,044,173)		(24,012,344)

EXCHANGE TRADED FUNDS (5.47%)
Health Care Select Sector SPDR® Fund	(20,200)	(1,360,672)
SPDR® S&P® Biotech ETF	(21,800)	(1,224,070)
SPDR® S&P® Oil & Gas Exploration & Production ETF	(115,600)	(4,086,460)
VanEck Vectors® Oil Services ETF	(41,500)	(1,164,905)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $8,223,001)		(7,836,107)

TOTAL SECURITIES SOLD SHORT (Proceeds $33,267,174)		$(31,848,451)

(a)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2016, the aggregate value of those securities was $160,793,831, representing 112.19% of net assets. (See Note 1 and Note 6)

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2016.
(c)	Non-income producing security.
(d)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of October 31, 2016, these securities had an aggregate value of $1,323,337 or 0.92% of total net assets.

Annual Report | October 31, 2016	13

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2016

(e)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2016, these securities had an aggregate value of $10,072,391 or 7.03% of net assets.

(f)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2016, these securities had a total value of $1,323,337 or 0.92% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(g)	Less than 0.005% or (0.005%) of net assets.
(h)	Floating or variable rate security - rate disclosed as of October 31, 2016.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	19	12/19/2016	$(2,267,056)	$48,860
				$(2,267,056)	$48,860

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Housing Development Finance Corp.	$395,015	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$18,181
Morgan Stanley	ITC, Ltd.	838,361	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	9,360
Credit Suisse	Ultratech Cement, Ltd.	398,055	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	56,525
		$1,631,431				$84,066

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Credit Suisse	Axis Bank, Ltd.	$394,150	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$(49,027)
Credit Suisse	Larsen & Toubro, Ltd.	689,973	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	(32,558)
		$1,084,123				$(81,585)
		$2,715,554				$2,481

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2016

	Shares	Value
COMMON STOCKS 87.23%
Consumer Discretionary 18.03%
Amazon.com, Inc.(a)(b)(c)	4,105	$3,242,211
Byd Co., Ltd. ‐ Class H(a)	150,500	989,678
Cable One, Inc.(b)(c)	8,325	4,801,361
Charter Communications, Inc. ‐ Class A(a)(b)(c)	23,488	5,869,416
DR Horton, Inc.(b)(c)	117,921	3,399,662
IMAX Corp.(a)(b)	122,995	3,720,599
Lennar Corp. ‐ Class A(b)(c)	70,800	2,951,652
Liberty Broadband Corp. ‐ Class C(a)(b)(c)	74,666	4,976,489
Liberty SiriusXM Group ‐ Class A(a)(b)	5,368	178,593
Liberty SiriusXM Group ‐ Class C(a)(b)(c)	17,736	588,658
Liberty Ventures ‐ Series A(a)(b)(c)	63,203	2,521,800
PulteGroup, Inc.(b)(c)	121,800	2,265,480
Service Corp. International(b)(c)	67,600	1,730,560
Sony Corp.	44,600	1,429,395
Wayfair, Inc. ‐ Class A(a)(b)(c)	52,600	1,753,158
		40,418,712

Energy 19.24%
Anadarko Petroleum Corp.(b)	26,700	1,587,048
Apache Corp.(b)(c)	33,300	1,980,684
Concho Resources, Inc.(a)(b)(c)	20,400	2,589,576
Continental Resources, Inc.(a)(b)	18,300	895,053
Devon Energy Corp.(b)(c)	36,000	1,364,040
Diamondback Energy, Inc.(a)(b)(c)	13,800	1,259,802
Energen Corp.(b)(c)	29,900	1,498,887
EOG Resources, Inc.(b)	43,100	3,897,102
Fairway Energy LP(a)(d)(e)(f)	217,600	2,203,200
Halliburton Co.(b)	24,700	1,136,200
Helmerich & Payne, Inc.(b)	24,800	1,565,128
Matador Resources Co.(a)(b)(c)	75,100	1,637,931
Nabors Industries, Ltd.	164,700	1,959,930
Newfield Exploration Co.(a)(b)(c)	28,800	1,168,992
Parsley Energy, Inc. ‐ Class A(a)(b)(c)	94,800	3,118,920
Patterson‐UTI Energy, Inc.(b)	88,900	1,998,472
Pioneer Natural Resources Co.(b)(c)	22,400	4,010,048
Range Resources Corp.(b)	76,000	2,568,040
RSP Permian, Inc.(a)(b)(c)	24,500	884,450
Sanchez Energy Corp.(a)(b)(c)	78,200	498,134
Southwestern Energy Co.(a)(b)	101,700	1,056,663
The Williams Cos., Inc.(b)(c)	63,200	1,845,440
WPX Energy, Inc.(a)(b)(c)	221,700	2,407,662
		43,131,402

Financials 23.97%
AGNC Investment Corp.(b)	269,600	5,408,176
Annaly Capital Management, Inc.(b)(c)	196,900	2,039,884

	Shares	Value
Financials (continued)
Ares Capital Corp.(b)	393,200	$6,015,960
Atlas Mara, Ltd.(a)(e)	265,980	771,342
Bank of America Corp.(b)(c)	265,305	4,377,532
Blackstone Mortgage Trust, Inc. ‐ Class A(b)	80,800	2,440,160
Citigroup, Inc.(b)(c)	87,519	4,301,559
Credit Acceptance Corp.(a)(b)(c)	12,762	2,349,484
CYS Investments, Inc.(b)	69,800	601,676
Global Medical REIT, Inc.(b)(c)	121,000	1,179,750
Goldman Sachs BDC, Inc.(b)	53,000	1,170,240
Golub Capital BDC, Inc.(b)	65,800	1,164,660
Hercules Capital, Inc.(b)	156,400	2,144,244
JPMorgan Chase & Co.(b)(c)	21,000	1,454,460
Ladder Capital Corp.(b)	130,392	1,653,371
MedEquities Realty Trust, Inc.(d)(e)(f)	51,100	587,640
MTGE Investment Corp.(b)	122,800	2,093,740
NMI Holdings, Inc. ‐ Class A(a)(b)(c)	120,300	920,295
PennyMac Mortgage Investment Trust(b)	206,988	3,150,357
Physicians Realty Trust(b)	88,800	1,755,576
Solar Capital, Ltd.(b)(c)	75,100	1,511,012
Starwood Property Trust, Inc.(b)	205,900	4,579,216
Two Harbors Investment Corp.(b)	247,657	2,062,983
		53,733,317

Health Care 7.21%
Actelion, Ltd.	3,231	466,912
Aduro Biotech, Inc.(a)(b)	75,800	814,850
Akorn, Inc.(a)(b)(c)	32,600	780,770
Albany Molecular Research, Inc.(a)(b)(c)	72,700	1,133,393
Alder Biopharmaceuticals, Inc.(a)(b)	19,200	465,600
Allergan PLC(a)(b)(c)	3,600	752,184
Amsurg Corp.(a)(b)(c)	11,100	663,225
Biogen, Inc.(a)(b)	3,770	1,056,279
BioMarin Pharmaceutical, Inc.(a)(b)	4,700	378,444
Bristol‐Meyers Squibb Co.(b)(c)	15,716	800,102
Cardiome Pharma Corp.(a)(b)(c)	418,200	1,154,232
Celgene Corp.(a)	4,200	429,156
CRISPR Therapeutics AG(a)	49,700	907,025
CRISPR Therapeutics AG ‐ Series B(a)(d)(e)(f)	69,667	1,212,087
Gilead Sciences, Inc.(b)(c)	10,500	773,115
GW Pharmaceuticals PLC ‐ ADR(a)(b)	3,300	387,387
Kura Oncology, Inc.(a)(b)	31,600	127,980
Ophthotech Corp.(a)(b)(c)	17,000	608,940
Puma Biotechnology, Inc.(a)(b)	22,600	865,580
Shire PLC ‐ ADR(b)(c)	4,200	708,288
Sinopharm Group Co., Ltd. ‐ Class H	236,800	1,152,620

Annual Report | October 31, 2016	15

Clough Global Equity Fund	Statement of Investments

October 31, 2016

	Shares	Value
Health Care (continued)
Vertex Pharmaceuticals, Inc.(a)(b)(c)	7,000	$531,020
		16,169,189

Industrials 1.54%
Macquarie Infrastructure Corp.(b)(c)	29,600	2,421,576
Rollins, Inc.(b)(c)	25,600	788,992
ZTO Express Cayman, Inc. ‐ ADR(a)	13,900	235,327
		3,445,895

Information Technology 14.98%
Alibaba Group Holding, Ltd. ‐ Sponsored ADR(a)(b)(c)	16,900	1,718,561
Alphabet, Inc. ‐ Class A(a)(b)(c)	3,383	2,739,892
Alphabet, Inc. ‐ Class C(a)(b)(c)	5,724	4,490,707
Apple, Inc.(b)	31,890	3,620,790
Broadcom, Ltd.(b)(c)	10,370	1,765,803
Crown Castle International Corp.(b)	9,300	846,207
Facebook, Inc. ‐ Class A(a)(b)(c)	14,140	1,852,199
HubSpot, Inc.(a)(b)	18,800	986,060
LINE Corp. ‐ Sponsored ADR(a)(b)(c)	15,100	610,946
Microsoft Corp.(b)(c)	48,600	2,912,112
Monolithic Power Systems, Inc.(b)	12,600	993,006
Nintendo Co., Ltd.	11,400	2,765,481
Samsung Electronics Co., Ltd.	1,131	1,620,021
ViaSat, Inc.(a)(b)(c)	63,742	4,504,010
Yelp, Inc.(a)(b)(c)	66,300	2,165,358
		33,591,153

Materials 0.47%
Chr Hansen Holding A/S	17,726	1,061,603

Telecommunication Services 1.79%
China Mobile, Ltd.	144,000	1,649,709
Softbank Group Corp.	22,200	1,397,582
T‐Mobile US, Inc.(b)	19,500	969,735
		4,017,026

TOTAL COMMON STOCKS (Cost $192,179,733)		195,568,297

	Shares	Value
PARTICIPATION NOTES 1.21%
Consumer Discretionary 0.60%
Zhengzhou Yutong Bus Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/2017(e)	417,600	$1,329,131

Consumer Staples 0.61%
Kweichow Moutai Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(e)	29,142	1,368,479

TOTAL PARTICIPATION NOTES (Cost $2,393,340)		2,697,610

PREFERRED STOCKS 0.81%
Ares Management LP(b)
Series A, 7.000%	58,000	1,503,940
Hercules Capital, Inc., 6.250%(b)	12,300	315,249
		1,819,189

TOTAL PREFERRED STOCKS (Cost $1,760,343)		1,819,189

WARRANTS 0.00%(a)(g)
Atlas Mara, Ltd., Strike price $11.50, Expires 12/17/2017(e)	195,720	2,936

TOTAL WARRANTS (Cost $1,957)		2,936

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 2.99%
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(b)(c)(h)(i)	$1,900,000	1,928,500
Liberty Mutual Group, Inc.
08/01/2044, 4.850% (b)(e)	1,815,000	1,885,321
SunTrust Banks, Inc.
Perpetual Maturity, 5.625% (b)(c)(h)(i)	1,000,000	1,032,500

16	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2016

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Western Digital Corp.
04/01/2024, 10.500% (b)(e)	$1,595,000	$1,848,206

TOTAL CORPORATE BONDS (Cost $6,314,202)		6,694,527

ASSET/MORTGAGE BACKED SECURITIES 0.97%
Government National Mortgage Association ‐ REMICS
Series 2011‐142, Class A, 10/16/2040, 2.337%(b)	2,169,486	2,182,712

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $2,203,977)		2,182,712

GOVERNMENT & AGENCY OBLIGATIONS 29.13%
U.S. Treasury Bonds
11/15/2026, 6.500% (b)	1,600,000	2,287,094
08/15/2027, 6.375% (b)	6,300,000	9,068,308
08/15/2029, 6.125% (b)	9,500,000	13,965,931
02/15/2031, 5.375% (b)	7,200,000	10,234,404
U.S. Treasury Notes
01/31/2017, 3.125% (b)	5,000,000	5,035,185
05/15/2017, 4.500% (b)	5,000,000	5,105,955
08/15/2017, 4.750% (b)	15,000,000	15,479,880
02/15/2018, 3.500% (b)	4,000,000	4,139,532

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $64,816,459)		65,316,289

	Shares	Value
SHORT‐TERM INVESTMENTS 17.16%
Money Market Fund 17.16%
BlackRock Liquidity Funds, T‐Fund Portfolio ‐ Institutional Class (0.222% 7‐day yield)	38,466,375	38,466,375

TOTAL SHORT‐TERM INVESTMENTS (Cost $38,466,375)		38,466,375

Total Investments ‐ 139.50% (Cost $308,136,386)		312,747,935

Liabilities in Excess of Other Assets ‐ (39.50%)(j)		(88,560,549)

NET ASSETS ‐ 100.00%		$224,187,386

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (18.01%)
Consumer Discretionary (0.42%)
Fiat Chrysler Automobiles NV	(128,848)	$(943,424)

Consumer Staples (0.76%)
Tyson Foods, Inc. ‐ Class A	(24,200)	(1,714,570)

Energy (3.49%)
Atwood Oceanics, Inc.	(145,400)	(1,109,402)
Diamond Offshore Drilling, Inc.	(26,000)	(428,740)
Ensco PLC ‐ Class A	(95,000)	(742,900)
National Oilwell Varco, Inc.	(94,300)	(3,027,030)
Noble Corp., PLC	(207,400)	(1,024,556)
Rowan Cos., PLC ‐ Class A	(65,400)	(867,858)
Transocean, Ltd.	(64,100)	(616,001)
		(7,816,487)

Financials (3.14%)
Ally Financial, Inc.	(66,400)	(1,199,848)
American Express Co.	(23,300)	(1,547,586)
Capital One Financial Corp.	(13,400)	(992,136)
Deutsche Bank AG	(88,200)	(1,269,198)
Intesa Sanpaolo SpA	(202,816)	(469,773)
Navient Corp.	(122,800)	(1,569,384)
		(7,047,925)

Health Care (1.83%)
AmerisourceBergen Corp.	(10,300)	(724,296)
Eli Lilly & Co.	(12,100)	(893,464)
Express Scripts Holding Co.	(11,300)	(761,620)
Lannett Co., Inc.	(21,100)	(462,090)
Mallinckrodt PLC	(13,500)	(800,010)
McKesson Corp.	(3,700)	(470,529)
		(4,112,009)

Industrials (6.40%)
The Boeing Co.	(16,600)	(2,364,338)
Caterpillar, Inc.	(51,800)	(4,323,228)
Deutsche Lufthansa AG	(88,307)	(1,128,855)
Emerson Electric Co.	(20,300)	(1,028,804)
Metso OYJ	(60,903)	(1,597,865)
Sandvik AB	(223,728)	(2,543,898)
United Rentals, Inc.	(17,900)	(1,354,314)
		(14,341,302)

Information Technology (1.97%)
Accenture PLC ‐ Class A	(14,100)	(1,638,984)

Annual Report | October 31, 2016	17

Clough Global Equity Fund	Statement of Investments

October 31, 2016

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Information Technology (continued)
International Business Machines Corp.	(18,000)	$(2,766,420)
		(4,405,404)

TOTAL COMMON STOCKS (Proceeds $42,175,795)		(40,381,121)

EXCHANGE TRADED FUNDS (5.62%)
Health Care Select Sector SPDR® Fund	(32,500)	(2,189,200)
SPDR® S&P® Biotech ETF	(35,200)	(1,976,480)
SPDR® S&P® Oil & Gas Exploration & Production ETF	(185,500)	(6,557,425)
VanEck Vectors® Oil Services ETF	(67,100)	(1,883,497)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $13,229,554)		(12,606,602)

TOTAL SECURITIES SOLD SHORT (Proceeds $55,405,349)		$(52,987,723)

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2016, the aggregate value of those securities was $255,708,740, representing 114.06% of net assets. (See Note 1 and Note 6)

(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2016.
(d)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of October 31, 2016, these securities had an aggregate value of $4,002,927 or 1.79% of total net assets.

(e)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2016, these securities had an aggregate value of $11,208,342 or 5.00% of net assets.

(f)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2016, these securities had a total value of $4,002,927 or 1.79% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(g)	Less than 0.005% or (0.005%) of net assets.
(h)	Floating or variable rate security - rate disclosed as of October 31, 2016.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2016

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	42	12/19/2016	$(5,011,388)	$108,006
				$(5,011,388)	$108,006

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$971,726	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$23,844
Credit Suisse	Housing Development Finance Corp.	638,422	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	29,385
Morgan Stanley	ITC, Ltd.	1,358,933	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	15,172
Credit Suisse	Ultratech Cement, Ltd.	639,079	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	90,750
		$3,608,160				$159,151

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Credit Suisse	Axis Bank, Ltd.	$636,121	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$(79,125)
Credit Suisse	Larsen & Toubro, Ltd.	1,110,807	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	(52,415)
Credit Suisse	Mahindra & Mahindra, Ltd.	1,374,538	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	(123,565)
		$3,121,466				$(255,105)
		$6,729,626				$(95,954)

See Notes to the Financial Statements.

Annual Report | October 31, 2016	19

Clough Global Opportunities Fund	Statement of Investments

October 31, 2016

	Shares	Value
COMMON STOCKS 80.13%
Consumer Discretionary 16.18%
Amazon.com, Inc.(a)(b)(c)	10,338	$8,165,159
Byd Co., Ltd. ‐ Class H(a)	380,000	2,498,856
Cable One, Inc.(b)(c)	20,985	12,102,889
Charter Communications, Inc. ‐ Class A(a)(b)(c)	59,873	14,961,664
DR Horton, Inc.(b)(c)	294,401	8,487,581
IMAX Corp.(a)(b)	228,400	6,909,100
Lennar Corp. ‐ Class A(b)(c)	175,500	7,316,595
Liberty Broadband Corp. ‐ Class C(a)(b)(c)	181,267	12,081,445
Liberty SiriusXM Group ‐ Class A(a)(b)	12,356	411,084
Liberty SiriusXM Group ‐ Class C(a)(b)(c)	37,812	1,254,980
Liberty Ventures ‐ Series A(a)(b)(c)	113,771	4,539,463
PulteGroup, Inc.(b)(c)	304,800	5,669,280
Service Corp. International(b)	171,000	4,377,600
Sony Corp.	113,000	3,621,560
		92,397,256

Energy 19.04%
Anadarko Petroleum Corp.(b)(c)	67,100	3,988,424
Apache Corp.(b)(c)	84,400	5,020,112
Concho Resources, Inc.(a)(b)(c)	51,300	6,512,022
Continental Resources, Inc.(a)(b)	46,700	2,284,097
Devon Energy Corp.(b)(c)	91,100	3,451,779
Diamondback Energy, Inc.(a)(b)(c)	34,900	3,186,021
Energen Corp.(b)(c)	75,800	3,799,854
EOG Resources, Inc.(b)	108,600	9,819,612
Fairway Energy LP(a)(d)(e)(f)	536,000	5,427,000
Halliburton Co.(b)	62,300	2,865,800
Helmerich & Payne, Inc.(b)	62,400	3,938,064
Matador Resources Co.(a)(b)(c)	189,800	4,139,538
Nabors Industries, Ltd.	415,500	4,944,450
Newfield Exploration Co.(a)(b)	72,700	2,950,893
Parsley Energy, Inc. ‐ Class A(a)(b)(c)	239,700	7,886,130
Patterson‐UTI Energy, Inc.(b)	224,400	5,044,512
Pioneer Natural Resources Co.(b)(c)	56,390	10,094,938
Range Resources Corp.(b)	191,300	6,464,027
RSP Permian, Inc.(a)(b)(c)	61,800	2,230,980
Sanchez Energy Corp.(a)(b)(c)	197,300	1,256,801
Southwestern Energy Co.(a)(b)	256,000	2,659,840
The Williams Cos., Inc.(b)(c)	159,800	4,666,160
WPX Energy, Inc.(a)(b)(c)	560,700	6,089,202
		108,720,256

Financials 20.79%
AGNC Investment Corp.(b)	679,599	13,632,756
	Shares	Value
Financials (continued)
Annaly Capital Management, Inc.(b)(c)	494,987	$5,128,065
Ares Capital Corp.(b)	1,044,300	15,977,790
Bank of America Corp.(b)(c)	665,010	10,972,665
Blackstone Mortgage Trust, Inc. ‐ Class A(b)	206,200	6,227,240
Citigroup, Inc.(b)(c)	221,227	10,873,307
Credit Acceptance Corp.(a)(b)(c)	32,262	5,939,434
CYS Investments, Inc.(b)	176,150	1,518,413
Global Medical REIT, Inc.(b)(c)	310,000	3,022,500
Golub Capital BDC, Inc.(b)	454,457	8,043,889
JPMorgan Chase & Co.(b)(c)	52,600	3,643,076
Ladder Capital Corp.(b)	228,511	2,897,520
MedEquities Realty Trust, Inc.(a)(b)	488,933	5,666,733
MTGE Investment Corp.(b)	128,100	2,184,105
PennyMac Mortgage Investment Trust(b)	374,014	5,692,493
Solar Capital, Ltd.(b)	37,631	757,136
Starwood Property Trust, Inc.(b)	510,400	11,351,296
Two Harbors Investment Corp.(b)	620,470	5,168,515
		118,696,933

Health Care 6.74%
Actelion, Ltd.	8,166	1,180,070
Akorn, Inc.(a)(b)(c)	72,700	1,741,165
Albany Molecular Research, Inc.(a)(b)(c)	182,060	2,838,315
Alder Biopharmaceuticals, Inc.(a)(b)(c)	48,500	1,176,125
Allergan PLC(a)(b)(c)	9,120	1,905,533
Amsurg Corp.(a)(b)(c)	27,800	1,661,050
Biogen, Inc.(a)(b)(c)	9,500	2,661,710
BioMarin Pharmaceutical, Inc.(a)(b)(c)	11,900	958,188
Bristol‐Meyers Squibb Co.(b)(c)	39,400	2,005,854
Cardiome Pharma Corp.(a)(b)(c)	1,042,181	2,876,420
Celgene Corp.(a)(b)	10,500	1,072,890
CRISPR Therapeutics AG(a)	126,900	2,315,925
CRISPR Therapeutics AG ‐ Series B(a)(d)(e)(f)	178,110	3,098,811
Gilead Sciences, Inc.(b)(c)	26,500	1,951,195
GW Pharmaceuticals PLC ‐ ADR(a)(b)	8,300	974,337
Kura Oncology, Inc.(a)	77,636	314,426
Ophthotech Corp.(a)(b)(c)	43,200	1,547,424
Puma Biotechnology, Inc.(a)(b)	57,500	2,202,250
Shire PLC ‐ ADR	10,700	1,804,448
Sinopharm Group Co., Ltd. ‐ Class H	583,600	2,840,662

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2016

	Shares	Value
Health Care (continued)
Vertex Pharmaceuticals, Inc.(a)(b)(c)	17,600	$1,335,136
		38,461,934

Industrials 1.18%
Macquarie Infrastructure Corp.(b)(c)	74,900	6,127,569
ZTO Express Cayman, Inc. ‐ ADR(a)	35,500	601,015
		6,728,584

Information Technology 14.38%
Alibaba Group Holding, Ltd. ‐ Sponsored ADR(a)(b)(c)	42,700	4,342,163
Alphabet, Inc. ‐ Class A(a)(b)(c)	8,667	7,019,403
Alphabet, Inc. ‐ Class C(a)(b)(c)	14,129	11,084,766
Apple, Inc.(b)	80,430	9,132,022
Broadcom, Ltd.	26,370	4,490,284
Crown Castle International Corp.(b)	35,200	3,202,848
Facebook, Inc. ‐ Class A(a)(b)(c)	35,615	4,665,209
LINE Corp. ‐ Sponsored ADR(a)(b)(c)	38,100	1,541,526
Microsoft Corp.(b)(c)	121,400	7,274,288
Monolithic Power Systems, Inc.(b)	31,900	2,514,039
Nintendo Co., Ltd.	28,700	6,962,220
Samsung Electronics Co., Ltd.	2,853	4,086,578
ViaSat, Inc.(a)(b)(c)	145,735	10,297,635
Yelp, Inc.(a)(b)	167,800	5,480,348
		82,093,329

Materials 0.47%
Chr Hansen Holding A/S	44,761	2,680,719

Telecommunication Services 1.35%
China Mobile, Ltd.	364,500	4,175,825
Softbank Group Corp.	56,300	3,544,318
		7,720,143

TOTAL COMMON STOCKS (Cost $446,834,443)		457,499,154
	Shares	Value
PARTICIPATION NOTES 1.16%
Consumer Discretionary 0.57%
Zhengzhou Yutong Bus Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/2017(f)	1,018,911	$3,242,974

Consumer Staples 0.59%
Kweichow Moutai Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(f)	72,007	3,381,377

TOTAL PARTICIPATION NOTES (Cost $5,866,189)		6,624,351

PREFERRED STOCKS 0.67%
Ares Management LP(b)
Series A, 7.000%	147,000	3,811,710

TOTAL PREFERRED STOCKS (Cost $3,674,500)		3,811,710

WARRANTS 0.00%(a)(g)
Atlas Mara, Ltd., Strike price $11.50, Expires 12/17/2017(f)	487,322	7,310

TOTAL WARRANTS (Cost $4,873)		7,310

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 21.50%
American International Group, Inc.
01/15/2055, 4.375% (b)(c)	$6,000,000	5,654,796
Apple, Inc.
02/09/2045, 3.450% (b)	4,000,000	3,694,488
02/23/2046, 4.650% (b)	4,000,000	4,437,084
Ares Capital Corp.
01/19/2022, 3.625% (b)	5,012,000	5,014,707
BankUnited, Inc.
11/17/2025, 4.875% (b)(c)	6,750,000	6,881,159
CalAtlantic Group, Inc.
06/01/2026, 5.250% (b)(c)	5,300,000	5,286,750
Care Capital Properties LP
08/15/2026, 5.125% (b)(f)	2,000,000	1,987,818

Annual Report | October 31, 2016	21

Clough Global Opportunities Fund	Statement of Investments

October 31, 2016

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(b)(c)(h)(i)	$4,800,000	$4,872,000
Comcast Corp.
07/15/2046, 3.400% (b)(c)	6,000,000	5,557,866
eBay, Inc.
07/15/2042, 4.000% (b)	3,540,000	3,129,604
EMC Corp.
06/01/2018, 1.875% (b)	1,500,000	1,479,810
06/01/2023, 3.375% (b)(c)	4,000,000	3,763,712
Ford Motor Credit Co., LLC
05/03/2019, 2.021% (b)	3,000,000	2,999,448
General Motors Co.
04/01/2045, 5.200% (b)	4,000,000	4,097,424
Healthcare Realty Trust, Inc.
05/01/2025, 3.875% (b)	2,684,000	2,737,476
Jackson National Life Global Funding
04/29/2021, 2.250% (b)(f)	4,160,000	4,190,085
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
10/01/2017, 7.375% (b)	880,000	895,400
Liberty Mutual Group, Inc.
08/01/2044, 4.850% (b)(c)(f)	5,535,000	5,749,448
Manufacturers & Traders Trust Co.
12/01/2021, 5.629% (b)(c)(h)	5,250,000	5,170,200
Merck & Co., Inc.
02/10/2045, 3.700% (b)(c)	5,600,000	5,767,239
Microsoft Corp.
08/08/2046, 3.700% (b)	4,000,000	3,927,904
NextEra Energy Capital Holdings, Inc.
09/15/2019, 2.700% (b)	2,000,000	2,052,994
Omega Healthcare Investors, Inc.
03/15/2024, 5.875% (b)	4,000,000	4,157,540
04/01/2027, 4.500% (b)	4,000,000	3,997,880
Philip Morris International, Inc.
11/15/2041, 4.375% (b)	4,000,000	4,257,312
08/21/2042, 3.875% (b)	4,000,000	3,965,736
Textron Financial Corp.
02/15/2067, 6.000% (b)(f)(h)	4,280,000	3,103,000
Under Armour, Inc.
06/15/2026, 3.250% (b)	8,000,000	7,907,184
Western Digital Corp.
04/01/2024, 10.500% (b)(f)	5,169,000	5,989,579

TOTAL CORPORATE BONDS (Cost $122,911,913)		122,725,643

ASSET/MORTGAGE BACKED SECURITIES 3.86%
Government National Mortgage Association ‐ REMICS
Series 2012‐83, Class A,
07/16/2041, 1.368%	4,001,343	3,930,721
Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Series 2013‐68, Class AC,
02/16/2046, 1.300%	$3,897,094	$3,778,446
Series 2011‐144, Class B,
04/16/2046, 3.291%	6,000,000	6,072,310
Series 2015‐130, Class AB,
08/16/2047, 2.550%	3,462,271	3,494,409
Series 2014‐166, Class PJ,
07/16/2051, 2.500%	4,612,364	4,738,667

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $22,190,154)		22,014,553

GOVERNMENT & AGENCY OBLIGATIONS 30.94%
U.S. Treasury Bonds
08/15/2026, 6.750% (b)	2,800,000	4,043,046
11/15/2026, 6.500% (b)	6,300,000	9,005,434
08/15/2027, 6.375% (b)	4,500,000	6,477,363
08/15/2029, 6.125% (b)	22,750,000	33,444,729
02/15/2031, 5.375% (b)	25,300,000	35,962,559
U.S. Treasury Notes
01/31/2017, 3.125% (b)	20,000,000	20,140,740
05/15/2017, 4.500% (b)	20,000,000	20,423,820
08/15/2017, 4.750% (b)	20,000,000	20,639,840
02/15/2018, 3.500% (b)	14,000,000	14,488,362
05/15/2018, 3.875% (b)	11,500,000	12,049,171

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $175,001,302)		176,675,064

	Shares	Value
SHORT‐TERM INVESTMENTS 1.69%
Money Market Fund 1.69%
BlackRock Liquidity Funds, T‐Fund Portfolio ‐Institutional Class (0.222% 7‐day yield)	9,652,651	9,652,651

TOTAL SHORT‐TERM INVESTMENTS (Cost $9,652,651)		9,652,651

Total Investments ‐ 139.95% (Cost $786,136,025)		799,010,436

Liabilities in Excess of Other Assets ‐ (39.95%)(j)		(228,079,190)

NET ASSETS ‐ 100.00%		$570,931,246

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2016

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (17.19%)
Consumer Discretionary (0.42%)
Fiat Chrysler Automobiles NV	(324,778)	$(2,378,023)

Consumer Staples (0.76%)
Tyson Foods, Inc. ‐ Class A	(61,600)	(4,364,360)

Energy (3.46%)
Atwood Oceanics, Inc.	(366,400)	(2,795,632)
Diamond Offshore Drilling, Inc.	(65,400)	(1,078,446)
Ensco PLC ‐ Class A	(242,200)	(1,894,004)
National Oilwell Varco, Inc.	(238,900)	(7,668,690)
Noble Corp., PLC	(522,500)	(2,581,150)
Rowan Cos., PLC ‐ Class A	(166,384)	(2,207,915)
Transocean, Ltd.	(159,844)	(1,536,101)
		(19,761,938)

Financials (2.43%)
Ally Financial, Inc.	(167,493)	(3,026,598)
American Express Co.	(59,000)	(3,918,780)
Capital One Financial Corp.	(34,000)	(2,517,360)
Deutsche Bank AG	(223,400)	(3,214,726)
Intesa Sanpaolo SpA	(517,421)	(1,198,478)
		(13,875,942)

Health Care (1.82%)
AmerisourceBergen Corp.	(25,900)	(1,821,288)
Eli Lilly & Co.	(30,500)	(2,252,120)
Express Scripts Holding Co.	(28,600)	(1,927,640)
Lannett Co., Inc.	(53,500)	(1,171,650)
Mallinckrodt PLC	(34,500)	(2,044,470)
McKesson Corp.	(9,300)	(1,182,681)
		(10,399,849)

Industrials (6.34%)
The Boeing Co.	(42,100)	(5,996,303)
Caterpillar, Inc.	(130,700)	(10,908,222)
Deutsche Lufthansa AG	(223,949)	(2,862,808)
Emerson Electric Co.	(51,400)	(2,604,952)
Metso OYJ	(154,363)	(4,049,903)
Sandvik AB	(558,808)	(6,353,923)
United Rentals, Inc.	(45,200)	(3,419,832)
		(36,195,943)

Information Technology (1.96%)
Accenture PLC ‐ Class A	(35,800)	(4,161,392)
SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Information Technology (continued)
International Business Machines Corp.	(45,620)	$(7,011,338)
		(11,172,730)

TOTAL COMMON STOCKS (Proceeds $102,377,352)		(98,148,785)

EXCHANGE TRADED FUNDS (5.58%)
Health Care Select Sector SPDR® Fund	(82,400)	(5,550,464)
SPDR® S&P® Biotech ETF	(89,000)	(4,997,350)
SPDR® S&P® Oil & Gas Exploration & Production ETF (469,200)		(16,586,220)
VanEck Vectors® Oil Services ETF	(168,800)	(4,738,216)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $33,449,752)		(31,872,250)

TOTAL SECURITIES SOLD SHORT (Proceeds $135,827,104)		$(130,021,035)

Annual Report | October 31, 2016	23

Clough Global Opportunities Fund	Statement of Investments

October 31, 2016

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2016, the aggregate value of those securities was $706,468,279, representing 123.74% of net assets. (See Note 1 and Note 6)

(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2016.
(d)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2016, these securities had a total value of $8,525,811 or 1.49% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(e)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of October 31, 2016, these securities had an aggregate value of $8,525,811 or 1.49% of total net assets.

(f)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2016, these securities had an aggregate value of $36,177,402 or 6.34% of net assets.

(g)	Less than 0.005% or (0.005%) of net assets.
(h)	Floating or variable rate security - rate disclosed as of October 31, 2016.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2016

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	107	12/19/2016	$(12,767,106)	$275,159
				$(12,767,106)	$275,159

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$2,453,266	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$60,198
Credit Suisse	Housing Development Finance Corp.	1,616,223	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	74,389
Morgan Stanley	ITC, Ltd.	3,425,359	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	38,244
Credit Suisse	Ultratech Cement, Ltd.	1,621,435	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	230,247
		$9,116,283				$403,078

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Credit Suisse	Axis Bank, Ltd.	$1,610,419	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$(200,315)
Credit Suisse	Larsen & Toubro, Ltd.	2,815,349	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	(132,848)
Credit Suisse	Mahindra & Mahindra, Ltd.	3,470,925	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	(312,020)
		$7,896,693				$(645,183)
		$17,012,976				$(242,105)

See Notes to the Financial Statements.

Annual Report | October 31, 2016	25

Clough Global Funds	Statement of Investments

October 31, 2016

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)
1M  LIBOR - London Interbank Offered Rate (Monthly)
AB - Aktiebolag is the Swedish equivalent of the term corporation
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
A/S - Aktieselskab, Joint Stock Company in Denmark
BDC - Business Development Company
bps - Basis Points
ETF -  Exchange Traded Fund
LLC - Limited Liability Corporation
LLLP - Limited Liability Limited Partnership
LP - Limited Partnership
Ltd. - Limited
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)
OYJ - Osakeyhtio is the Finnish equivalent of a public limited company
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMICS - Real Estate Mortgage Investment Conduits
S&P - Standard and Poor's
SpA - Societa` Per Azioni is an Italian shared company
SPDR  - Standard & Poor's Depository Receipt

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statements of Assets and Liabilities

October 31, 2016

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$199,890,672	$312,747,935	$799,010,436
Cash	1,684,855	951,467	5,982,757
Foreign currency, at value (Cost $635,129, $1,022,076 and $2,583,210)	632,845	1,018,401	2,573,922
Variation margin receivable	4,275	9,450	24,075
Deposit with broker for futures contracts	85,500	189,000	481,501
Deposit with broker for securities sold short	42,861,276	69,583,418	172,717,358
Deposit with broker for total return swap contracts	3,780,000	6,930,000	15,580,000
Unrealized appreciation on total return swap contracts	84,066	159,151	403,078
Dividends receivable	135,116	180,868	443,629
Interest receivable	970,406	788,113	3,514,064
Receivable for investments sold	8,478,394	17,256,111	41,924,782
Total Assets	258,607,405	409,813,914	1,042,655,602

LIABILITIES:

Loan payable	72,000,000	113,000,000	292,000,000
Interest due on loan payable	15,499	25,590	64,248
Securities sold short (Proceeds $33,267,174, $55,405,349 and $135,827,104)	31,848,451	52,987,723	130,021,035
Payable for investments purchased	11,089,997	18,851,286	47,616,270
Unrealized depreciation on total return swap contracts	81,585	255,105	645,183
Payable for total return swap contracts payments	7,831	20,621	52,162
Interest payable - margin account	9,134	14,827	37,726
Accrued investment advisory fee	167,760	347,034	975,590
Accrued administration fee	68,042	124,342	312,142
Total Liabilities	115,288,299	185,626,528	471,724,356
Net Assets	$143,319,106	$224,187,386	$570,931,246
Cost of Investments	$196,626,375	$308,136,386	$786,136,025

COMPOSITION OF NET ASSETS:

Paid-in capital	$154,809,576	$247,859,164	$643,997,961
Overdistributed net investment loss	(6,951)	(2,804,394)	(4,944,987)
Accumulated net realized loss	(16,211,155)	(27,897,715)	(86,807,728)
Net unrealized appreciation	4,727,636	7,030,331	18,686,000
Net Assets	$143,319,106	$224,187,386	$570,931,246
Shares of common stock outstanding of no par value, unlimited shares authorized	10,392,606	17,653,305	51,574,059
Net asset value per share	$13.79	$12.70	$11.07

* Securities Loaned, at value	$63,728,138	$99,635,989	$269,978,096

See Notes to the Financial Statements.

Annual Report | October 31, 2016	27

Clough Global Funds	Statements of Operations

For the year ended October 31, 2016

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $32,990, $53,759 and $132,661)	$2,941,849	$4,179,236	$9,660,792
Interest on investment securities	2,255,028	1,573,824	7,880,235
Hypothecated securities income (See Note 6)	78,057	184,601	456,979
Total Income	5,274,934	5,937,661	17,998,006

EXPENSES:

Investment advisory fee	2,103,145	4,407,594	12,327,659
Administration fee	856,593	1,568,448	3,946,874
Interest on loan	1,292,037	2,159,994	5,385,208
Interest expense - margin account	212,958	373,815	873,716
Trustees fee	137,464	137,463	137,463
Dividend expense - short sales	796,478	1,306,307	3,288,991
Other expenses	1,320	1,320	1,320
Total Expenses	5,399,995	9,954,941	25,961,231
Net Investment Loss	(125,061)	(4,017,280)	(7,963,225)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(6,247,109)	(11,905,862)	(45,460,744)
Futures contracts	(579,270)	(954,544)	(2,424,467)
Securities sold short	(6,904,738)	(10,574,476)	(28,330,676)
Total return swap contracts	(731,526)	(2,162,006)	(2,910,632)
Foreign currency transactions	(17,652)	(106,679)	(330,994)
Long-term capital gains distributions from other investment companies	117,384	12,928	162,872
Net realized loss	(14,362,911)	(25,690,639)	(79,294,641)
Net increase from payment by affiliate (Note 1)	–	207,194	–
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	3,041,475	116,623	24,321,548
Futures contracts	38,635	90,898	231,702
Securities sold short	6,279,240	9,928,728	26,075,593
Total return swap contracts	243,878	493,723	716,680
Translation of assets and liabilities denominated in foreign currencies	(5,492)	(8,602)	(22,006)
Net unrealized appreciation	9,597,736	10,621,370	51,323,517
Net realized and unrealized loss	(4,765,175)	(14,862,075)	(27,971,124)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(4,890,236)	$(18,879,355)	$(35,934,349)

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015(2)
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(125,061)	$(2,781,006)
Net realized gain/(loss)	(14,362,911)	17,002,812
Net change in unrealized appreciation/(depreciation)	9,597,736	(13,233,945)
Net Increase/(Decrease) in Net Assets From Operations	(4,890,236)	987,861

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	–	(678,815)
Net realized gains	(6,159,918)	(14,017,538)
Tax return of capital	(8,281,647)	–
Net Decrease in Net Assets from Distributions	(14,441,565)	(14,696,353)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(609,034)
Net Decrease in Net Assets From Share Transactions	–	(609,034)

Net Decrease in Net Assets Attributable to Common Shares	(19,331,801)	(14,317,526)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	162,650,907	176,968,433
End of year*	$143,319,106	$162,650,907
*Includes overdistributed net investment loss of:	$(6,951)	$(2,560,125)

(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)
At and prior to October 31, 2015, the Fund presented realized gain/(loss) and unrealized appreciation/(depreciation) by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to the Financial Statements.

Annual Report | October 31, 2016	29

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015(1)
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(4,017,280)	$(7,967,081)
Net realized gain/(loss)	(25,483,445)	26,437,280
Net change in unrealized appreciation/(depreciation)	10,621,370	(18,811,234)
Net Decrease in Net Assets From Operations	(18,879,355)	(341,035)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	–	(728,765)
Net realized gains	(15,868,789)	(23,457,129)
Tax return of capital	(7,640,117)	–
Net Decrease in Net Assets from Distributions	(23,508,906)	(24,185,894)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(2,726,913)
Net Decrease in Net Assets From Share Transactions	–	(2,726,913)

Net Decrease in Net Assets Attributable to Common Shares	(42,388,261)	(27,253,842)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	266,575,647	293,829,489
End of year*	$224,187,386	$266,575,647
*Includes overdistributed net investment loss of:	$(2,804,394)	$(7,253,121)

(1)
At and prior to October 31, 2015, the Fund presented realized gain/(loss) and unrealized appreciation/(depreciation) by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015(1)
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(7,963,225)	$(17,854,276)
Net realized gain/(loss)	(79,294,641)	76,674,479
Net change in unrealized appreciation/(depreciation)	51,323,517	(58,638,063)
Net Increase/(Decrease) in Net Assets From Operations	(35,934,349)	182,140

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net realized gains	(9,287,743)	(61,512,262)
Tax return of capital	(50,435,017)	–
Net Decrease in Net Assets from Distributions	(59,722,760)	(61,512,262)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(1,936,592)
Net Decrease in Net Assets From Share Transactions	–	(1,936,592)

Net Decrease in Net Assets Attributable to Common Shares	(95,657,109)	(63,266,714)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	666,588,355	729,855,069
End of year*	$570,931,246	$666,588,355
*Includes overdistributed net investment loss of:	$(4,944,987)	$(16,052,685)

(1)
At and prior to October 31, 2015, the Fund presented realized gain/(loss) and unrealized appreciation/(depreciation) by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to the Financial Statements.

Annual Report | October 31, 2016	31

Clough Global Funds	Statements of Cash Flows

For the year ended October 31, 2016

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(4,890,236)	$(18,879,355)	$(35,934,349)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(453,458,589)	(612,880,700)	(1,713,272,641)
Proceeds from disposition of investment securities	487,029,705	694,304,490	1,846,057,215
Proceeds from securities sold short transactions	277,769,431	455,294,967	1,140,911,022
Cover securities sold short transactions	(343,327,612)	(570,802,638)	(1,415,384,988)
Net proceeds from short-term investment securities	11,717,378	1,565,284	70,895,114
Net realized loss from investment securities	6,247,109	11,905,862	45,460,744
Net realized loss on securities sold short	6,904,738	10,574,476	28,330,676
Net realized gain on long-term capital gains distributions from other investment companies	(117,384)	(12,928)	(162,872)
Net increase from payment by affiliate	–	(207,194)	–
Net change in unrealized appreciation on investment securities	(3,041,475)	(116,623)	(24,321,548)
Net change in unrealized appreciation on securities sold short	(6,279,240)	(9,928,728)	(26,075,593)
Net change in unrealized appreciation on total return swap contracts	(243,878)	(493,723)	(716,680)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5,492	8,602	22,006
Net amortization/(accretion) of premiums/discounts	736,421	1,284,381	3,256,398
Decrease in deposits with broker for futures contracts	70,500	72,000	181,499
Decrease in deposits with broker for securities sold short	54,681,550	99,669,997	228,044,146
Decrease in deposits with brokers for total return swap contracts	2,223,637	3,625,207	9,241,450
Decrease in dividends receivable	34,955	62,672	95,087
Increase in interest receivable	(663,202)	(546,436)	(2,275,632)
Increase in variation margin receivable	(4,275)	(9,450)	(24,075)
Increase in interest due on loan payable	7,473	12,169	30,791
Decrease in variation margin payable	(18,525)	(30,994)	(78,731)
Increase in payable for total return swap contracts payments	7,831	20,621	52,162
Decrease in dividends payable - short sales	(79,573)	(132,416)	(329,722)
Decrease in interest payable - margin account	(52,601)	(104,199)	(217,368)
Decrease in accrued investment advisory fee	(47,272)	(117,306)	(292,696)
Decrease in accrued administration fee	(19,507)	(40,757)	(93,710)
Decrease in accrued trustees fee	(148)	(148)	(148)
Decrease in other payables and accrued expenses	(475)	(65,209)	(475)
Net cash from operating activities	35,192,228	64,031,924	153,397,082

CASH FLOWS USED IN FINANCING ACTIVITIES:
Net repayment of loan payable	(21,300,000)	(43,000,000)	(96,900,000)
Cash distributions paid	(14,441,565)	(23,508,906)	(59,722,760)
Net cash used in financing activities	(35,741,565)	(66,508,906)	(156,622,760)

Effect of exchange rates on cash	(5,492)	(8,602)	(22,006)

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	(554,829)	(2,485,584)	(3,247,684)

Cash and foreign currency, beginning of year	$2,872,529	$4,455,452	$11,804,363
Cash and foreign currency, end of year	$2,317,700	$1,969,868	$8,556,679

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$1,284,564	$2,147,825	$5,354,417

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(2)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.65	$16.96	$17.51		$17.38	$16.30	$18.35
Income from investment operations:
Net investment income/(loss)*	(0.01)	(0.27)	(0.12)		(0.26)	(0.01)	0.26
Net realized and unrealized gain/(loss) on investments	(0.46)	0.38	0.31		1.90	2.29	(1.11)
Total Income/(Loss) from Investment Operations	(0.47)	0.11	0.19		1.64	2.28	(0.85)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	(0.07)	(0.14)		(0.24)	(0.90)	(1.20)
Net realized gains	(0.59)	(1.34)	(0.60)		(1.27)	(0.30)	–
Tax return of capital	(0.80)	–	–		–	–	–
Total Distributions to Common Shareholders	(1.39)	(1.41)	(0.74)		(1.51)	(1.20)	(1.20)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–	(0.01)	–		–	–	–
Total Capital Share Transactions	–	(0.01)	–		–	–	–
Net asset value - end of period	$13.79	$15.65	$16.96		$17.51	$17.38	$16.30
Market price - end of period	$11.62	$13.60	$14.60		$15.18	$15.07	$13.94

Total Investment Return - Net Asset Value:(3)	(1.14)%	1.61%	1.68%		11.14%	16.19%	(3.48)%
Total Investment Return - Market Price:(3)	(4.14)%	2.57%	0.97%		11.12%	17.81%	(6.73)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$143,319	$162,651	$176,968		$182,737	$181,309	$170,120
Ratios to average net assets attributable to common shareholders:
Total expenses	3.65%	3.95%	3.25	%(4)	3.34%	3.24%	3.05%
Total expenses excluding interest expense and dividends on short sales expense	2.09%	2.17%	2.00	%(4)	1.94%	1.93%	1.80%
Net investment income/(loss)	(0.08)%	(1.58)%	(1.15	)%(4)	(1.47)%	(0.04)%	1.61%
Portfolio turnover rate(5)	205%	172%	110%		179%	250%	192%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$72,000	$93,300	$93,300		$93,300	$89,800	$89,800
Asset Coverage Per $1,000 (000s)	$2,991	$2,743	$2,897		$2,959	$3,019	$2,894

*	Based on average shares outstanding.
(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(3)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results.  Total returns for the period indicated are not annualized.

(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Annual Report | October 31, 2016	33

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.10		$16.47	$17.15		$16.63	$15.53	$17.62
Income from investment operations:
Net investment income/(loss)*	(0.23)		(0.45)	(0.17)		(0.33)	(0.06)	0.21
Net realized and unrealized gain/(loss) on investments	(0.84)		0.46	0.23		2.33	2.32	(1.14)
Total Income/(Loss) from Investment Operations	(1.07)		0.01	0.06		2.00	2.26	(0.93)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–		(0.04)	(0.08)		(0.38)	(0.87)	(1.14)
Net realized gains	(0.90)		(1.32)	(0.66)		(1.10)	(0.29)	–
Tax return of capital	(0.43)		–	–		–	–	(0.02)
Total Distributions to Common Shareholders	(1.33)		(1.36)	(0.74)		(1.48)	(1.16)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–		(0.02)	–		–	–	–
Total Capital Share Transactions	–		(0.02)	–		–	–	–
Net asset value - end of period	$12.70		$15.10	$16.47		$17.15	$16.63	$15.53
Market price - end of period	$10.69		$12.92	$14.34		$15.42	$14.70	$13.09

Total Investment Return - Net Asset Value:(2)	(5.36	)%(3)	0.76%	0.86%		13.57%	16.90%	(4.08)%
Total Investment Return - Market Price:(2)	(6.90)%		(0.98)%	(2.33)%		15.52%	22.60%	(7.32)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$224,187		$266,576	$293,829		$305,958	$296,710	$277,061
Ratios to average net assets attributable to common shareholders:
Total expenses	4.21%		4.56%	3.68	%(4)	3.76%	3.67%	3.43%
Total expenses excluding interest expense and dividends on short sales expense	2.59%		2.77%	2.42	%(4)	2.36%	2.35%	2.18%
Net investment income/(loss)	(1.70)%		(2.73)%	(1.68	)%(4)	(1.95)%	(0.37)%	1.34%
Portfolio turnover rate(5)	182%		154%	102%		166%	250%	183%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$113,000		$156,000	$156,000		$156,000	$147,000	$147,000
Asset Coverage Per $1,000 (000s)	$2,984		$2,709	$2,884		$2,961	$3,018	$2,885

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results.  Total returns for the period indicated are not annualized.

(3)	In 2016, 0.07% of the Fund's total return consists of a reimbursement by the Adviser for a realized investment loss due to a trade error. Excluding this item, total return would have been (5.43)%.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the period/years indicated

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.92	$14.11	$14.67		$14.64	$13.84	$15.72
Income from investment operations:
Net investment income/(loss)*	(0.15)	(0.35)	(0.15)		(0.32)	(0.09)	0.14
Net realized and unrealized gain/(loss) on investments	(0.54)	0.36	0.26		1.72	1.97	(0.94)
Total Income/(Loss) from Investment Operations	(0.69)	0.01	0.11		1.40	1.88	(0.80)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	–	–		(0.11)	(1.08)	(1.05)
Net realized gains	(0.18)	(1.19)	(0.67)		(1.26)	–	–
Tax return of capital	(0.98)	–	–		–	–	(0.03)
Total Distributions to Common Shareholders	(1.16)	(1.19)	(0.67)		(1.37)	(1.08)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–	(0.01)	–		–	–	–
Total Capital Share Transactions	–	(0.01)	–		–	–	–
Net asset value - end of period	$11.07	$12.92	$14.11		$14.67	$14.64	$13.84
Market price - end of period	$9.04	$11.25	$12.18		$12.75	$12.87	$11.78

Total Investment Return - Net Asset Value:(2)	(3.48)%	1.13%	1.39%		11.26%	15.87%	(3.88)%
Total Investment Return - Market Price:(2)	(9.49)%	1.93%	0.70%		9.99%	19.67%	(7.14)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$570,931	$666,588	$729,855		$759,084	$757,452	$716,213
Ratios to average net assets attributable to common shareholders:
Total expenses	4.32%	4.62%	3.86	%(3)	3.97%	3.86%	3.61%
Total expenses excluding interest expense and dividends on short sales expense	2.73%	2.82%	2.60	%(3)	2.55%	2.52%	2.35%
Net investment income/(loss)	(1.33)%	(2.47)%	(1.76	)%(3)	(2.15)%	(0.64)%	1.04%
Portfolio turnover rate(4)	191%	176%	111%		178%	241%	193%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$292,000	$388,900	$388,900		$388,900	$388,900	$388,900
Asset Coverage Per $1,000 (000s)	$2,955	$2,714	$2,877		$2,952	$2,948	$2,842

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results.  Total returns for the period indicated are not annualized.

(3)	Annualized.
(4)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Annual Report | October 31, 2016	35

Clough Global Funds	Notes to Financial Statements

October 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund (prior to July 31, 2016 known as Clough Global Allocation Fund), Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed‐end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non‐diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non‐diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE MKT and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively. The Board of each Fund announced, on September 12, 2014, that it had approved a change to the Funds' fiscal year‐end from March 31 to October 31.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including futures contracts, preferred stocks, exchange‐traded funds, closed‐end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over‐the‐counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board‐appointed fair valuation committee. Debt securities for which the over‐the‐counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (including short‐term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional‐size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over‐the‐counter options are valued at the mean between bid and asked prices provided by dealers. Exchange‐traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2016

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2016, in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Levels during the year ended October 31, 2016.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$16,108,766	$–	$–	$16,108,766
Consumer Staples	733,520	–	–	733,520
Energy	19,374,802	1,323,337	–	20,698,139
Financials	35,711,052	–	–	35,711,052
Health Care	6,023,220	–	–	6,023,220
Industrials	1,497,123	–	–	1,497,123
Information Technology	17,698,273	–	–	17,698,273
Materials	650,102	–	–	650,102
Telecommunication Services	2,152,441	–	–	2,152,441
Closed‐End Funds	2,785,688	–	–	2,785,688
Participation Notes	–	1,607,375	–	1,607,375
Preferred Stocks	1,371,540	–	–	1,371,540
Warrants	1,754	–	–	1,754
Corporate Bonds	–	45,274,306	–	45,274,306
Asset/Mortgage Backed Securities	–	6,901,043	–	6,901,043
Government & Agency Obligations	–	37,786,954	–	37,786,954
Short‐Term Investments
Money Market Fund	2,889,376	–	–	2,889,376
TOTAL	$106,997,657	$92,893,015	$–	$199,890,672

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$48,860	$–	$–	$48,860
Total Return Swap Contracts**	–	84,066	–	84,066

Liabilities
Securities Sold Short
Common Stocks	(24,012,344)	–	–	(24,012,344)
Exchange Traded Funds	(7,836,107)	–	–	(7,836,107)
Total Return Swap Contracts**	–	(81,585)	–	(81,585)
TOTAL	$(31,799,591)	$2,481	$–	$(31,797,110)

Annual Report | October 31, 2016	37

Clough Global Funds	Notes to Financial Statements

October 31, 2016

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$40,418,712	$–	$–	$40,418,712
Energy	40,928,202	2,203,200	–	43,131,402
Financials	53,145,677	587,640	–	53,733,317
Health Care	14,957,102	1,212,087	–	16,169,189
Industrials	3,445,895	–	–	3,445,895
Information Technology	33,591,153	–	–	33,591,153
Materials	1,061,603	–	–	1,061,603
Telecommunication Services	4,017,026	–	–	4,017,026
Participation Notes	–	2,697,610	–	2,697,610
Preferred Stocks	1,819,189	–	–	1,819,189
Warrants	2,936	–	–	2,936
Corporate Bonds	–	6,694,527	–	6,694,527
Asset/Mortgage Backed Securities	–	2,182,712	–	2,182,712
Government & Agency Obligations	–	65,316,289	–	65,316,289
Short‐Term Investments
Money Market Fund	38,466,375	–	–	38,466,375
TOTAL	$231,853,870	$80,894,065	$–	$312,747,935

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$108,006	$–	$–	$108,006
Total Return Swap Contracts**	–	159,151	–	159,151

Liabilities
Securities Sold Short
Common Stocks	(40,381,121)	–	–	(40,381,121)
Exchange Traded Funds	(12,606,602)	–	–	(12,606,602)
Total Return Swap Contracts**	–	(255,105)	–	(255,105)
TOTAL	$(52,879,717)	$(95,954)	$–	$(52,975,671)

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2016

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$92,397,256	$–	$–	$92,397,256
Energy	103,293,256	5,427,000	–	108,720,256
Financials	118,696,933	–	–	118,696,933
Health Care	35,363,123	3,098,811	–	38,461,934
Industrials	6,728,584	–	–	6,728,584
Information Technology	82,093,329	–	–	82,093,329
Materials	2,680,719	–	–	2,680,719
Telecommunication Services	7,720,143	–	–	7,720,143
Participation Notes	–	6,624,351	–	6,624,351
Preferred Stocks	3,811,710	–	–	3,811,710
Warrants	7,310	–	–	7,310
Corporate Bonds	–	122,725,643	–	122,725,643
Asset/Mortgage Backed Securities	–	22,014,553	–	22,014,553
Government & Agency Obligations	–	176,675,064	–	176,675,064
Short‐Term Investments
Money Market Fund	9,652,651	–	–	9,652,651
TOTAL	$462,445,014	$336,565,422	$–	$799,010,436

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$275,159	$–	$–	$275,159
Total Return Swap Contracts**	–	403,078	–	403,078

Liabilities
Securities Sold Short
Common Stocks	(98,148,785)	–	–	(98,148,785)
Exchange Traded Funds	(31,872,250)	–	–	(31,872,250)
Total Return Swap Contracts**	–	(645,183)	–	(645,183)
TOTAL	$(129,745,876)	$(242,105)	$–	$(129,987,981)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts and futures contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the year ended October 31, 2016, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

Annual Report | October 31, 2016	39

Clough Global Funds	Notes to Financial Statements

October 31, 2016

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker‐dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker‐dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against‐the‐box). In a short sale against‐the‐box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against‐the‐box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2016

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the year ended October 31, 2016.

Annual Report | October 31, 2016	41

Clough Global Funds	Notes to Financial Statements

October 31, 2016

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set‐off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk‐management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

During the year ended October 31, 2016, the Funds invested in futures contracts.

Swaps: During the year each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2016

During the year ended October 31, 2016, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights:  Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the year each Fund invested in warrants. Each Fund held no rights at the end of the year.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of October 31, 2016:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$48,860	(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	84,066
Equity Contracts (Warrants)	Investments, at value	1,754
Total		$134,680
Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$108,006	(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	159,151
Equity Contracts (Warrants)	Investments, at value	2,936
Total		$270,093
Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$275,159	(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	403,078
Equity Contracts (Warrants)	Investments, at value	7,310
Total		$685,547

	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$81,585
Total		$81,585
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$255,105
Total		$255,105
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$645,183
Total		$645,183

(a)
Includes cumulative appreciation of futures contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statements of Assets and Liabilities.

Annual Report | October 31, 2016	43

Clough Global Funds	Notes to Financial Statements

October 31, 2016

The effect of derivatives instruments on each Fund’s Statement of Operations for the year ended October 31, 2016:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(579,270)	$38,635
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(731,526)	243,878
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	–	(12,866)
Total		$(1,310,796)	$269,647

Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(954,544)	$90,898
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(2,162,006)	493,723
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	–	(21,529)
Total		$(3,116,550)	$563,092

Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(2,424,467)	$231,702
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(2,910,632)	716,680
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	–	(53,606)
Total		$(5,335,099)	$894,776

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2016

The average total return swap contracts notional amount during the year ended October 31, 2016, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$2,211,672
Clough Global Equity Fund	5,083,644
Clough Global Opportunities Fund	11,235,806

The average warrant value during the year ended October 31, 2016, is noted below for each of the Funds.

Fund	Average Warrant Value
Clough Global Dividend and Income Fund	$8,138
Clough Global Equity Fund	13,619
Clough Global Opportunities Fund	33,909

The average futures contracts notional amount during the year ended October 31, 2016, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Amount
Clough Global Dividend and Income Fund	$(2,045,295)
Clough Global Equity Fund	(3,465,364)
Clough Global Opportunities Fund	(8,823,692)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Annual Report | October 31, 2016	45

Clough Global Funds	Notes to Financial Statements

October 31, 2016

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2016.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$84,066	$–	$84,066	$(74,706)	$–	$9,360
Total	$84,066	$–	$84,066	$(74,706)	$–	$9,360

Clough Global Equity Fund
Total Return Swap Contracts	$159,151	$–	$159,151	$(143,979)	$–	$15,172
Total	$159,151	$–	$159,151	$(143,979)	$–	$15,172

Clough Global Opportunities Fund
Total Return Swap Contracts	$403,078	$–	$403,078	$(364,834)	$–	$38,244
Total	$403,078	$–	$403,078	$(364,834)	$–	$38,244

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$81,585	$–	$81,585	$(74,706)	$(6,879)	$–
Total	$81,585	$–	$81,585	$(74,706)	$(6,879)	$–

Clough Global Equity Fund
Total Return Swap Contracts	$255,105	$–	$255,105	$(143,979)	$(111,126)	$–
Total	$255,105	$–	$255,105	$(143,979)	$(111,126)	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$645,183	$–	$645,183	$(364,834)	$(280,349)	$–
Total	$645,183	$–	$645,183	$(364,834)	$(280,349)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in each Fund's Statement of Investments.

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2016

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant  to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted securities held at October 31, 2016 are identified below and are also presented in the Funds' Statement of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.92%	6/30/2015	130,700	$1,307,000	$1,323,337
Total		0.92%			$1,307,000	$1,323,337

Clough Global Equity Fund	CRISPR Therapeutics AG – Series B	0.54%	6/14/2016	69,667	$935,902	$1,212,087
	Fairway Energy LP	0.98%	6/30/2015	217,600	2,176,000	2,203,200
	MedEquities Realty Trust, Inc.	0.26%	7/25/2014	51,100	766,500	587,640
Total		1.78%			$3,878,402	$4,002,927

Clough Global Opportunities Fund	CRISPR Therapeutics AG – Series B	0.54%	6/14/2016	178,110	$2,392,730	$3,098,811
	Fairway Energy LP	0.95%	6/30/2015	536,000	5,360,000	5,427,000
Total		1.49%			$7,752,730	$8,525,811

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.  As of and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits.  The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of  long-term  capital  gains,  provided  that  the  distribution  policy  of  a  Fund  with  respect  to  its  Common  Shares  calls  for  periodic  (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.  Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Annual Report | October 31, 2016	47

Clough Global Funds	Notes to Financial Statements

October 31, 2016

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Payment from affiliate: The Clough Global Equity Fund was reimbursed $207,194 from the Adviser as a result of a trading error which is included in Net increase from payment by affiliate on the Fund’s Statement of Operations.

2.  TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the years ended October 31, 2016 and October 31, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2016	$–	$6,159,918	$8,281,647	$14,441,565
October 31, 2015	1,688,646	13,007,707	–	14,696,353
Clough Global Equity Fund
October 31, 2016	$–	$15,868,789	$7,640,117	$23,508,906
October 31, 2015	1,958,287	22,227,607	–	24,185,894
Clough Global Opportunities Fund
October 31, 2016	$–	$9,287,743	$50,435,017	$59,722,760
October 31, 2015	6,132,133	55,380,129	–	61,512,262

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2016, certain differences were reclassified. These differences relate primarily to the differing tax treatment of passive foreign investment companies (PFICs) and foreign currencies and other investments.

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Clough Global Funds	Notes to Financial Statements

October 31, 2016

The reclassifications were as follows:

	Undistributed Ordinary Income	Accumulated Capital Loss	Paid-in Capital
Clough Global Dividend and Income Fund	$2,678,235	$(290,530)	$(2,387,705)
Clough Global Equity Fund	8,466,007	(272,296)	(8,193,711)
Clough Global Opportunities Fund	19,070,923	(956,001)	(18,114,922)

Included in the amounts reclassified was a net operating loss offset to Paid‐in Capital of:

Fund	Amount
Clough Global Dividend and Income Fund	$2,387,704
Clough Global Equity Fund	8,193,713
Clough Global Opportunities Fund	18,114,921

Capital Losses:

Capital losses deferred to the year ending October 31, 2017 were as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Clough Global Dividend and Income Fund	$11,174,534	$1,208,677
Clough Global Equity Fund	21,428,414	–
Clough Global Opportunities Fund	66,772,234	3,209,766

The Funds elect to defer to the year ending October 31, 2017, late year ordinary losses in the amounts of:

Fund	Amount
Clough Global Equity Fund	$2,610,096
Clough Global Opportunities Fund	4,622,719

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated net realized loss on investments	$(12,383,211)	$(21,428,414)	$(69,982,000)
Net unrealized appreciation on investments	948,552	386,336	1,596,106
Other accumulated losses	(55,811)	(2,629,700)	(4,680,821)
Total	$(11,490,470)	$(23,671,778)	$(73,066,715)

Annual Report | October 31, 2016	49

Clough Global Funds	Notes to Financial Statements

October 31, 2016

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2016, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)	$6,432,492	$12,034,200	$26,375,522
Gross depreciation (excess of tax cost over value)	(6,947,279)	(14,066,646)	(30,591,005)
Net appreciation (excess of tax cost over value) of foreign currency, derivatives, and securities sold short	1,463,339	2,418,782	5,811,589
Net unrealized appreciation	$948,552	$386,336	$1,596,106
Cost of investments for income tax purposes	$200,405,459	$314,780,381	$803,225,919

The difference between book and tax basis unrealized depreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of Trustees of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of Trustees of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016.

Transactions in common shares were as follows:
	Clough Global Dividend and Income Fund
	For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015
Common Shares Outstanding ‐ beginning of year	10,392,606	10,434,606
Repurchase of Fund Shares	–	(42,000)
Common Shares Outstanding ‐ end of year	10,392,606	10,392,606

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Common Shares Outstanding ‐ beginning of year	17,653,305	17,840,705
Repurchase of Fund Shares	–	(187,400)
Common Shares Outstanding ‐ end of year	17,653,305	17,653,305

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Common Shares Outstanding ‐ beginning of year	51,574,059	51,736,859
Repurchase of Fund Shares	–	(162,800)
Common Shares Outstanding ‐ end of year	51,574,059	51,574,059

(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.

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Clough Global Funds	Notes to Financial Statements

October 31, 2016

During the year ended October 31, 2015, 42,000, 187,400 and 162,800 shares of common stock were repurchased at a total purchase price of $609,034, $2,726,913 and $1,936,592 for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. These transactions reflect a weighted average discount from net asset value per share of 13.45%, 11.45% and 14.19% for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. There were no shares repurchased during the year ended October 31, 2016.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short‐term securities, for the year ended October 31, 2016, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$363,570,239	$408,035,449	$91,909,631	$74,131,365
Clough Global Equity Fund	489,264,666	603,921,479	127,309,303	86,754,356
Clough Global Opportunities Fund	1,379,815,047	1,584,138,047	341,911,864	251,181,582

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $148,202,049, $239,203,837 and $665,534,352 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter‐bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one‐time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on October 31, 2016, to decrease the Maximum Commitment Financing, effective October 28, 2016, to $72,000,000, $113,000,000 and $292,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to October 28, 2016 the Maximum Commitment Financing was $93,300,000, $156,000,000 and $388,900,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the year ended October 31, 2016, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $93,241,803, $155,882,514 and $388,635,246, respectively, and the average interest rate for the borrowings was 1.36%. As of October 31, 2016, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $72,000,000, $113,000,000 and $292,000,000, respectively. The interest rate applicable to the  borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2016, was 1.58%.

Annual Report | October 31, 2016	51

Clough Global Funds	Notes to Financial Statements

October 31, 2016

The Lending Agreement is a separate side‐agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re‐register the Lent Securities in its own name or in another name other than the Fund to pledge, re‐pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then‐outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy‐in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set‐off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of October 31, 2016, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $63,728,138, $99,635,989, and $269,978,096, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2016.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

7. OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended.

Effective November 1, 2015, the Independent Trustees determined to change the additional per‐meeting fees for each special telephonic board meeting attended to the following: (i) $500 for each Independent Trustee; (ii) $600 for the Chairman of the Board; and (iii) $550 for the Chairman of the Audit Committee. The Independent Trustees will continue to not receive any additional fees for in‐person or telephonic committee meetings.

8. SUBSEQUENT EVENT

On Friday, December 9, 2016, the Board of Trustees voted to reinstate the share repurchase program for the current fiscal year ending October 31, 2017. Under the share repurchase program, each of the Funds may purchase up to 5% of their outstanding common shares as of December 9, 2016, in the open market, between now and the Funds’ fiscal year end of October 31, 2017.

52	www.cloughglobal.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Clough Global Dividend and Income Fund
Clough Global Equity Fund, and
 Clough Global Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund as of October 31, 2016, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
 December 21, 2016

Annual Report | October 31, 2016	53

Clough Global Funds	Dividend Reinvestment Plan

October 31, 2016 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Sytems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

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Clough Global Funds	Additional Information

October 31, 2016 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1‐877‐256‐8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On July 20, 2016, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to re‐elect Trustees of the Funds. The results of the proposal for each Fund were as follows:

Clough Global Dividend and Income Fund

Proposal: To re‐elect the following trustees to the Clough Global Dividend and Income Fund Board.

	John F. Mee	Vincent W. Versaci	Edmund J. Burke
For	8,563,744.000	8,669,932.000	8,567,243.000
Withheld	239,865.000	133,677.000	236,366.000

Clough Global Equity Fund

Proposal: To re‐elect the following trustees to the Clough Global Equity Fund Board.

	Robert L. Butler	Richard C. Rantzow	Vincent W. Versaci	James E. Canty
For	15,022,935.121	15,014,537.121	15,024,872.121	15,020,946.121
Withheld	133,043.000	141,441.000	131,106.000	135,032.00

Clough Global Opportunities Fund

Proposal: To re‐elect the following trustees to the Clough Global Opportunities Fund Board.

	Adam D. Crescenzi	Jerry G. Rutledge	Vincent W. Versaci
For	41,554,044.000	41,628,094.000	41,644,286.000
Withheld	1,257,786.000	1,183,736.000	1,167,544.000

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short‐term capital gain, (iii) net realized long‐term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year‐to‐date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099‐DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Annual Report | October 31, 2016	55

Clough Global Funds	Additional Information

October 31, 2016 (Unaudited)

	Total Cumulative Distributions for the year ended October 31, 2016				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2016
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.05780	$0.59270	$0.73910	$1.38960	4.16%	42.65%	53.19%	100.00%
Clough Global Equity Fund	$0.00000	$0.89890	$0.43280	$1.33170	0.00%	67.50%	32.50%	100.00%
Clough Global Opportunities Fund	$0.00000	$0.18010	$0.97790	$1.15800	0.00%	15.55%	84.45%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund designate $6,159,918, $15,868,789 and $9,287,743 respectively as a long‐term capital gain distribution.

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2015:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	41.18%	0.00%	45.14%
Qualified Dividend Income	41.22%	0.00%	66.28%

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

56	www.cloughglobal.com

Clough Global Funds	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2018 GLQ: 2019 GLO: 2017	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3	None
Adam D. Crescenzi 1942	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2017 GLQ: 2018 GLO: 2019	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start‐up technology and service firms. He currently serves as an Associate Trustee of Dean College and previously served as a Trustee from 2003 to 2015. He also serves as a Director of two non‐profit organizations and as a member of the Board of Governors for the Naples Botanical Gardens and the Club Pelican Bay. He retired from CSC Index as Executive Vice‐President of Management Consulting Services.	3	None
John F. Mee 1943	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2019 GLQ: 2017 GLO: 2018	Mr. Mee is retired. Prior to September 2016 he was an attorney practicing commercial law, family law, product liability and criminal law. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3	None
Richard C. Rantzow 1938	Vice Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2018 GLQ: 2019 GLO: 2017	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non‐financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All‐Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All‐Star Growth Fund, Inc.

Annual Report | October 31, 2016	57

Clough Global Funds	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2017 GLQ: 2018 GLO: 2019	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2019 GLQ: 2017 GLO: 2018	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate's Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Interested Trustees6 / Nominees
Edmund J. Burke[7] 1961	Trustee and President	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2019 GLQ: 2017 GLO: 2018 President since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc. (a wholly‐owned subsidiary of DST), and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also Director of Boston Financial Data Services. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	5
Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust, Trustee and President of Clough Funds Trust, a Trustee and Vice President of the Liberty All‐Star Equity Fund and is a Director and Vice President of the Liberty All‐Star Growth Fund, Inc.

James E. Canty[8] 1962 Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2018 GLQ: 2019 GLO: 2017	Mr. Canty is a founding partner, President and Portfolio Manager for Clough. Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University, Brilliant Light Power, Inc. and Razia’s Ray of Hope. Mr. Canty is a Certified Public Accountant.	4	Mr. Canty is a Trustee of Clough Funds Trust.

58	www.cloughglobal.com

Clough Global Funds	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers[9]
Jeremy O. May 1970	Treasurer	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006
Mr. May joined ALPS in 1995 and is currently President of ALPS and ALPS Distributors, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May is also Director of ALPS Portfolio Solutions Distributor, Inc. Mr. May is deemed to be an affiliate of each Fund as defined under the 1940 Act. Mr. May is also President, Chairman and Trustee of ALPS Series Trust and Elevation ETF Trust. Mr. May is also President, Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.
				N/A	N/A
Abigail J. Murray 1975	Secretary	Officer since[9]: GLV: 2015 GLQ: 2015 GLO: 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, RiverNorth Opportunities Fund, Inc., and Assistant Secretary of Principal Real Estate Income Fund, Elevation ETF Trust, Liberty All‐Star Equity Income Fund and Liberty All‐Star Growth Fund, Inc.
				N/A	N/A
Melanie Zimdars 1976	Chief Compliance Officer	Officer since[9]: GLV: 2016 GLQ: 2016 GLO: 2016
Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Ms. Zimdars is also the CCO of Broadview Funds Trust, Elkhorn ETF Trust, ALPS Series Trust and Clough Funds Trust.
				N/A	N/A

Annual Report | October 31, 2016	59

Clough Global Funds	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers
Alan Gattis 1980	Assistant Treasurer	Officer since[9]: GLV: 2016 GLQ: 2016 GLO: 2016
Mr. Gattis joined ALPS in 2011, and is currently Vice President and Fund Controller. Prior to ALPS Mr. Gattis served as Audit Manager, Spicer Jeffries LLP, from 2009 through 2011 and Auditor, PricewaterhouseCoopers LLP, from 2004 through 2009. Mr. Gattis also Serves as Assistant Treasurer of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Griffin Institutional Access Real Estate Fund, Stadion Funds, and Centaur Mutual Funds Trust.
				N/A	N/A
Jennifer A. Craig 1973	Assistant Secretary	Officer since[9]: GLV: 2016 GLQ: 2016 GLO: 2016
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Legal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Financial Investors Trust, ALPS Series Trust and Clough Funds Trust.
				N/A	N/A
Sareena Khwaja‐ Dixon 1980	Assistant Secretary	Officer since[9]: GLV: 2016 GLQ: 2016 GLO: 2016
Ms. Khwaja‐Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja‐Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja‐Dixon is also Secretary of Stadion Investment Trust, Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust and ALPS Variable Investment Trust.
				N/A	N/A

[1]	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
[2]	GLV commenced operations on July 28, 2004.
[3]	GLQ commenced operations on April 27, 2005.
[4]	GLO commenced operations on April 25, 2006.
[5]
The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Canty and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, the Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust. The Fund Complex for Mr. Canty consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough Global Long-Short Fund, a series of Clough Funds Trust.

[6]	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.
[7]	Mr. Burke is considered to be an “Interested Trustee” because he is President of each Fund.
[8]	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.
[9]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

60	www.cloughglobal.com

Clough Global Funds	Privacy Policy

October 31, 2016 (Unaudited)

The Funds are committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The following policy is in effect with respect to nonpublic personal information about Fund customers:

•	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds do not currently obtain consumer information. If the Funds were to obtain consumer information at any time in the future, appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information would be employed.

For more information about the Funds’ privacy policies call (877) 256-8445 (toll-free).

Annual Report | October 31, 2016	61

2016 ANNUAL REPORT

ALPS
A DST Company

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Funds, including a prospectus, please visit www.cloughglobal.com or call 1–877–256–8445.

Secondary market support provided to the Funds by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway, Suite 1100, Denver, CO 80203

Item 2. Code of Ethics.

(a)
The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Richard C. Rantzow as the Registrant’s “audit committee financial expert.” Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accounting Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Cohen & Company, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2016	Fiscal year ended October 31, 2015
(a) Audit Fees (1)	$20,500	$20,500
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	3,000	3,000
(d) All Other Fees (4)	0	0
(g) Aggregate Non-Audit Fees (5)	3,000	3,000

(1)
Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.

(2)
Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.

(3)
Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.

(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)
Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler
Adam D. Crescenzi
John F. Mee
Richard C. Rantzow, Committee Chairman
Jerry G. Rutledge
Hon. Vincent W. Versaci

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Ex.99. Item 7, is a copy of the policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies, January 9, 2017

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	CEO, Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
James E. Canty	President, Partner and Portfolio Manager	Since Inception
Founding Partner of Clough Capital L.P. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over ten years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Dividend and Income Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an ‘‘interested’’ Trustee of the Registrant.

Robert Zdunczyk	Portfolio Manager & Fixed Income Analyst	Since 7/14/16
Mr. Zdunczyk has over 18 years of industry experience which includes analysis of fixed income securities, fixed income trading, equity research, portfolio management, and accounting. He has been an Analyst at Clough Capital Partners L.P. since 2005, where he has been managing fixed income portfolios, specialty finance equity research and fixed income trading.

(a)(2) As of October 31, 2016, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I. Clough, Jr.	3 Accounts $1,365.4 million Total Assets	3 Accounts $867.5 million Total Assets	2 Accounts $304.5 million Total Assets	See below (3)
Eric A. Brock	4 Accounts $1,426.7 million Total Assets	3 Accounts $867.5 million Total Assets	2 Accounts $304.5 million Total Assets	See below (3)
James E. Canty	3 Accounts $1,368.9 million Total Assets	3 Accounts $867.5 million Total Assets	2 Accounts $304.5 million Total Assets	See below (3)
Robert Zdunczyk	2 Accounts $1,307.7 million Total Assets			See below (3)

(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for two accounts totaling $304.5 million in assets.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

      Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

      Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

      Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

      Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance‑based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

      Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of October 31, 2016.

The Portfolio Managers Charles Clough, James Canty and Eric Brock own 100% of Clough. They each receive a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to those three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided between Mr. Brock and Mr. Canty, with an additional smaller share allocated to seven income partners, including Mr. Zdunczyk. Mr. Zdunczyk also receives a fixed base salary and based on market factors.

(a)(4) Dollar Range of Securities Owned as of October 31, 2016.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$1,000,001 +
Eric A. Brock	$10,001 - $50,000
James E. Canty	$1,000,001 +
Robert Zdunczyk	$5,001 - $10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 9, 2017

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	January 9, 2017